UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A

__________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

__________________

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Filed by a Party other than the Registrant    ☐

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FIESTA RESTAURANT GROUP, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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2021

Annual Meeting of Shareholders

Notice and Proxy Statement
April 28, 2021
10:00 A.M. (EDT)

Exclusively Live Via Webcast At
www.virtualshareholdermeeting.com/FRGI2021

Chairman’s Letter

Fellow Shareholders:

We are pleased to present you with the 2021 Proxy Statement of Fiesta Restaurant Group, Inc. (“Fiesta”) and cordially invite you to attend Fiesta’s 2021 annual meeting of shareholders, which will be held at 10:00 a.m., Eastern time, on Wednesday, April 28, 2021. This meeting will be entirely virtual in response to the recommendations of public health officials during the COVID-19 pandemic. The virtual format will give more shareholders the opportunity to participate in the meeting, while ensuring everyone’s health and safety.

This past year presented unprecedented challenges for all of us. Here at Fiesta, our Board, together with our management team, focused on a number core principles in the face of the COVID-19 global pandemic. We immediately instituted measures to ensure the safety of our guests and employees. Then, as a team, we assessed the volatile environment, met it head on and adjusted our business processes and strategic approach. While focusing on the operations of our core business during this time, we also endeavoured to maximize liquidity through a number of business initiatives designed to increase restaurant margins and enhance working capital efficiency. We made important investments in our digital platform and took advantage of the opportunity to grow off-premise sales channels, particularly through the drive-thru and technology enabled ordering and delivery platforms.

Despite the barriers posed by the pandemic, our management team continued to engage with shareholders virtually on a regular basis through available communications technology. We continue to utilize the valuable input we receive from our shareholders as we develop the initiatives, actions and strategy that will guide us through the current environment challenges and into the future.

Our current Board is made up of diverse individuals who hold a broad set of skills, experience, and expertise particularly appropriate for our business and the current environment. We are proud to have added four new independent board members during the past four years, many of whom, along with our executive team, bring significant restaurant and retail industry operating experience.

We appreciate the willingness of our shareholders to engage with us on these matters. We look forward to continuing to evolve our board, governance, compensation, and sustainability practices as part of the overall revitalization of Fiesta.

Sincerely,

Stacey Rauch
Chairman of the Board
Fiesta Restaurant Group, Inc.

FIESTA RESTAURANT GROUP, INC.
14800 Landmark Boulevard, Suite 500
Dallas, Texas 75254

__________________

You are invited to attend the 2021 Annual Meeting of Shareholders, which we refer to as the “2021 Annual Meeting”, of FIESTA RESTAURANT GROUP, INC., a Delaware corporation, which we refer to as “we”, “us”, “our”, the “Company”, “Fiesta Restaurant Group”, and “Fiesta”.

Date and Time:

Wednesday, April 28, 2021, at 10:00 A.M. (EDT)

Place:

Exclusively Via Live Webcast at www.virtualshareholdermeeting.com/FRGI2021

Record Date:

March 1, 2021

Notice and Voting:

Only shareholders of record as of the record date are entitled to receive notice of, and to vote at, the 2021 Annual Meeting, and at any adjournment or postponement thereof. You are entitled to one vote per proposal for each share of common stock held by you.

To Fiesta Restaurant Group Shareholders:

At the meeting, shareholders will be asked to consider and vote upon the following proposals:

(1)    To elect the eight directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

(2)    To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”;

(3)    To approve the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan;

(4)    To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year; and

(5)    To consider and act upon such other matters as may properly come before the 2021 Annual Meeting.

A list of our shareholders as of the close of business on March 1, 2021 will be available for inspection during business hours for ten days prior to the 2021 Annual Meeting at our principal executive offices located at 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254. You may also examine our shareholder list during the 2021 Annual Meeting by following the instructions provided on the meeting website during the 2021 Annual Meeting.

Only shareholders of the Company or their duly authorized proxies may attend the 2021 Annual Meeting. Shareholders may attend the virtual annual meeting at www.virtualshareholdermeeting.com/FRGI2021. The meeting will only be conducted via webcast; there will be no physical meeting location. To participate in the virtual annual meeting, shareholders will need the 16-digit control number that appears on your proxy card or the instructions that accompanied the proxy materials. If you would like to attend the virtual meeting and you have your control number, please go to www.virtualshareholdermeeting.com/FRGI2021 prior to the start of the meeting to log in. Online access to the webcast will open approximately 15 minutes prior to the start of the 2021 Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system.

We are taking advantage of the Securities and Exchange Commission rule that allows us to deliver our proxy materials (which include the Proxy Statement included with this notice, our 2020 annual report and form of proxy card) to shareholders via the Internet. As a result, our shareholders will receive a mailing containing only a notice of the meeting instead of paper copies of our proxy materials.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting via live webcast, please review our proxy materials and request a proxy card to sign, date and return or submit your proxy by telephone or through the Internet. If you attend the virtual Annual Meeting in person via live webcast, you may, if you desire, revoke your proxy and choose to vote in person at the virtual Annual Meeting via live webcast even if you had previously sent in your proxy card or voted by telephone or the Internet.

Very truly yours,

Louis DiPietro
Senior Vice President, Chief Legal and People Officer, General Counsel & Secretary

Miami, Florida

March 19, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING TO BE HELD ON APRIL 28, 2021: THE PROXY STATEMENT FOR THE 2021 ANNUAL MEETING AND OUR 2020 ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

The approximate date on which the “Important Notice Regarding the Availability of Proxy Materials” was first sent or given to shareholders was on or about March 19, 2021.

EXECUTIVE SUMMARY

2021 Annual Meeting Information

Date	Time	Place	Record Date
Wednesday, April 28, 2021	10:00 A.M. (EDT)	Exclusively Via Live Webcast at www.virtualshareholdermeeting.com/FRGI2021	March 1, 2021

For additional information about our Annual Meeting, see the section titled “Questions and Answers About the 2021 Annual Meeting.”

Matters to be Voted on at Our 2021 Annual Meeting

BALLOT ITEMS	BOARD RECOMMENDATION	PAGE
Proposal 1. Election of the eight directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified	FOR each director	7
Proposal 2. Adoption, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”	FOR	50
Proposal 3. To approve the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan	FOR	51
Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year	FOR	59
Proposal 5. To consider and act upon such other matters as may properly come before the 2021 Annual Meeting

How to Cast Your Vote

Shareholders of record can vote by any of the following methods:

Via Internet by visiting www.proxyvote.com.

•   Before the Annual Meeting — You may submit your proxy online via the Internet by following the instructions provided on the enclosed proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on April 27, 2021.

•   During the Annual Meeting — You may attend the meeting via the Internet at www.virtualshareholdermeeting.com/FRGI2021 and vote during the meeting by following the instructions provided on the enclosed proxy card.

Via telephone by calling 1-800-690-6903.
Via mail (if you received your proxy materials by mail), you can vote by marking, dating, signing and timely returning the proxy card in the postage-paid envelope

•        If you hold your shares beneficially in “street name” through a broker, bank or other nominee, you may be able to complete your proxy and authorize your vote by proxy, by telephone or the Internet as well as by mail. You must follow the instructions provided by your broker or other nominee to vote your shares.

•        If you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares will not be voted with respect to Proposals 1, 2, 3 and 5, as we do not believe such proposals qualify for discretionary voting treatment by a broker.

•        If you are a beneficial owner holding your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares of common stock will not be voted with respect to any proposal for which the shareholder of record does not have “discretionary” authority to vote.

FIESTA RESTAURANT GROUP, INC.

Page
QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING	2
PROPOSAL 1
ELECTION OF DIRECTORS	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
CORPORATE GOVERNANCE	25
EXECUTIVE COMPENSATION	26
REPORT OF THE COMPENSATION COMMITTEE	35
SUMMARY COMPENSATION TABLE	36
GRANTS OF PLAN-BASED AWARDS	40
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	41
OPTIONS EXERCISED AND STOCK VESTED	42
NONQUALIFIED DEFERRED COMPENSATION	42
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-OF-CONTROL	42
DIRECTOR COMPENSATION	48
PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”	50
PROPOSAL 3
TO APPROVE THE FIESTA RESTAURANT GROUP, INC. 2021 STOCK INCENTIVE PLAN	51
PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
ANNUAL MEETING PROCEDURES	60
OTHER INFORMATION	64

i

FIESTA RESTAURANT GROUP, INC.
14800 Landmark Boulevard, Suite 500
Dallas, Texas 75254

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
APRIL 28, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of FIESTA RESTAURANT GROUP, INC., a Delaware corporation, to be used at the Annual Meeting of Shareholders, which we refer to as the “2021 Annual Meeting” or the “meeting”, of the Company which will be exclusively via live webcast at www.virtualshareholdermeeting.com/FRGI2021 on Wednesday, April 28, 2021, at 10:00 A.M. (EDT), and at any adjournment or adjournments thereof. Only shareholders of record at the close of business on March 1, 2021, which we refer to as the “record date”, will be entitled to vote at the 2021 Annual Meeting. The approximate date on which the “Important Notice Regarding the Availability or Proxy Materials” was first sent or given to shareholders was on or about March 19, 2021.

Holders of our common stock at the close of business on March 1, 2021 will be entitled to vote at the 2021 Annual Meeting exclusively via live webcast at www.virtualshareholdermeeting.com/FRGI2021. As of March 1, 2021, 26,282,446 shares of our common stock, $0.01 par value per share, were outstanding and each entitled to one vote. Shareholders are entitled to one vote for each share of common stock held. A majority, or 13,141,224 of these shares, present in person via live webcast or represented by proxy at the 2021 Annual Meeting, will constitute a quorum for the transaction of business.

This Proxy Statement and our 2020 Annual Report are also available at www.proxyvote.com.

All references in this Proxy Statement to “Fiesta Restaurant Group”, the “Company”, “we”, “us” and “our” refer to Fiesta Restaurant Group, Inc. References to the “board of directors” or “board” refer to the board of directors of Fiesta Restaurant Group.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING

Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission, which we refer to as the “SEC”, instead of mailing a printed proxy card or printed materials, we have elected to provide access to our proxy materials (which include this Proxy Statement, our 2020 annual report and form of proxy card) via the Internet. A Notice of Internet Availability of Proxy Materials, which we refer to as the “notice” will be mailed to our shareholders of record and beneficial owners (shareholders who own their stock through a nominee such as a bank or broker). The document will instruct shareholders on how to access the proxy materials on a secure website referred to in the notice or how to request printed copies.

In addition, by following the instructions in the notice, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

What are the proposals that will be voted at the meeting?

At the 2021 Annual Meeting, the Company asks you to vote on five proposals:

Proposal 1: to elect the eight directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

Proposal 2: to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”;

Proposal 3: to approve the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan;

Proposal 4: to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year; and

Proposal 5: to consider and act upon such other matters as may properly come before the 2021 Annual Meeting.

The board may also ask you to participate in the transaction of any other business that is properly brought before the 2021 Annual Meeting in accordance with the provisions of our Restated Certificate of Incorporation, as amended, which we refer to as the “Restated Certificate of Incorporation” and Amended and Restated Bylaws, as amended, which we refer to as the “Bylaws”.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING
FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

When will the 2021 Annual Meeting be held?

The 2021 Annual Meeting is scheduled to be held at 10:00 A.M. (EDT), on Wednesday, April 28, 2021 exclusively via live webcast at www.virtualshareholdermeeting.com/FRGI2021.

How can I attend the 2021 Annual Meeting?

Only shareholders of the Company or their duly authorized proxies may attend the 2021 Annual Meeting. Shareholders may attend the virtual annual meeting at www.virtualshareholdermeeting.com/FRGI2021. The meeting will only be conducted via webcast; there will be no physical meeting location. To participate in the virtual annual meeting, shareholders will need the 16-digit control number that appears on your proxy card or the instructions that accompanied the proxy materials. If you would like to attend the virtual meeting and you have your control number, please go to www.virtualshareholdermeeting.com/FRGI2021 prior to the start of the meeting to log in. Online access to the webcast will open approximately 15 minutes prior to the start of the 2021 Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system.

What if I am having technical difficulties?

If you are experiencing technical difficulties accessing the 2021 Annual Meeting, you may call the technical support numbers posted on the log-in page of the virtual meeting platform.

How can I submit a question at the 2021 Annual Meeting?

As part of the 2021 Annual Meeting, we will hold a live question and answer session during which we intend to answer all questions properly submitted during the 2021 Annual Meeting in accordance with the 2021 Annual Meeting Rules of Conduct that are pertinent to the Company and the 2021 Annual Meeting matters and as time permits. The 2021 Annual Meeting Rules of Conduct will be made available on the virtual meeting platform. Questions that we determine do not conform with the 2021 Annual Meeting Rules of Conduct, are not otherwise directly related to the business of the Company and are not pertinent to the 2021 Annual Meeting matters will not be answered. Each stockholder will be limited to one question so as to allow us to respond to as many stockholder questions as possible in the allotted time. We will address substantially similar questions, or questions that relate to the same topic, in a single response.

We ask that all stockholders provide their name and contact details when submitting a question through the virtual meeting platform so that we may address any individual concerns or follow up matters directly. If you have a question of personal interest that is not of general concern to all stockholders, or if a question posed at the 2021 Annual Meeting was not otherwise answered, we encourage you to contact us separately after the 2021 Annual Meeting by visiting https://www.frgi.com/investor-relations/investor-resources/investor-contacts/default.aspx.

Once you login to the virtual meeting platform at www.virtualshareholdermeeting.com/FRGI2021, you may select the “Q&A” button on the bottom right side of the virtual meeting platform interface and then type your question into the “Submit a Question” field and click “Submit”.

Please note that stockholders will need their valid 16-digit control number to ask questions at the 2021 Annual Meeting. See “How can I attend the 2021 Annual Meeting?” above for information on how to obtain your 16-digit control number. If you are a “beneficial owner,” also known as a “street name” holder, please see “How do I vote if my common shares are held in “street name”?’ below for more information.

Who is soliciting my vote?

In this Proxy Statement, the board is soliciting your vote.

How does the board recommend that I vote?

The board unanimously recommends that you vote by proxy using the proxy card with respect to the proposals, as follows:

•        FOR the election of the eight named director nominees as directors;

•        FOR on an advisory basis, the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in the Proxy Statement under “Executive Compensation”;

•        FOR the approval of the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan; and

•        FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year.

Why is the board recommending FOR Proposals 1, 2, 3 and 4?

We describe all proposals and the board’s reasons for supporting Proposals 1, 2, 3 and 4 in detail beginning at page 7 of this Proxy Statement.

Who can vote?

Holders of our common stock at the close of business on March 1, 2021, the record date, may vote at the 2021 Annual Meeting.

As of March 1, 2021, there were 26,282,446 shares of our common stock outstanding, each entitled to one vote.

How do I vote if I am a record holder?

You can vote by attending the 2021 Annual Meeting and voting in person exclusively via live webcast at www.virtualshareholdermeeting.com/FRGI2021, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following three ways:

•        By Internet: You may vote by submitting a proxy over the Internet. Please refer to the notice, proxy card or voting instruction form provided to you by your broker for instructions of how to vote by Internet.

•        Before the Annual Meeting — You may submit your proxy online via the Internet by following the instructions provided on the enclosed proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on April 27, 2021.

•        During the Annual Meeting — You may attend the meeting via the Internet at www.virtualshareholdermeeting.com/FRGI2021 and vote during the meeting by following the instructions provided on the enclosed proxy card.

•        By Telephone: Shareholders located in the United States may vote by submitting a proxy by telephone by calling the toll-free telephone number on the notice, proxy card or voting instruction form and following the instructions.

•        By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

How do I vote if my common shares are held in “street name”?

If you hold your shares beneficially in street name through a nominee (such as a bank or broker), you may be able to complete your proxy and authorize your vote by proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

If you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares will not be voted with respect to Proposals 1, 2, 3 and 5 as we do not believe such proposals qualify for discretionary voting treatment by a broker. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

How many votes do I have?

Shareholders are entitled to one vote per proposal for each share of common stock held.

How will my shares of common stock be voted?

The shares of common stock represented by proxies will be voted in accordance with the directions you make thereon at the 2021 Annual Meeting, but if no direction is given and you do not revoke your proxy, your proxy will be voted: FOR the election of the eight named director nominees (Proposal 1); FOR, on an advisory basis, the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in the

Proxy Statement under “Executive Compensation,” (Proposal 2); FOR the approval of the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan (Proposal 3); and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year (Proposal 4).

What vote is required with respect to the proposals?

Proposal 1 will be decided by the affirmative vote of a majority of the shares of common stock voting with respect to such nominee. Proposals 2, 3, 4 and 5 will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy. A shareholder over the Internet, by telephone, or by mail can vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 1, 2, 3, 4 and 5. Each of Proposals 1, 2, 3, 4 and 5 will pass if the total votes cast “for” a given proposal exceed the total number of votes cast “against” and “abstain” on such given proposal.

What is the effect of abstentions and broker non-votes on voting?

Abstentions and broker “non-votes” are included in the determination of the number of shares present at the 2021 Annual Meeting for quorum purposes. Abstentions count as a vote against the proposals. Broker “non-votes” are not counted in the tabulations of the votes cast or present at the 2021 Annual Meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. We anticipate that only Proposal 4 presented at the 2021 Annual Meeting will allow nominees to exercise discretionary voting power.

If I have already voted by proxy against the proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the notice, proxy card or voting instruction form. We strongly urge you to vote by proxy FOR Proposals 1, 2, 3 and 4. Only your latest dated proxy will count at the 2021 Annual Meeting.

Will my shares be voted if I do nothing?

If your shares of our common stock are registered in your name, you must sign and return a proxy card, vote over the Internet or by telephone or attend the 2021 Annual Meeting and vote in person exclusively via live webcast at www.virtualshareholdermeeting.com/FRGI2021 in order for your shares to be voted.

If your shares of common stock are held in “street name,” that is, held for your account by a broker, bank or other nominee, and you do not instruct your broker or other nominee how to vote your shares, then, because Proposals 1, 2, 3 and 5 are “non-routine matters,” your broker or other nominee would not have discretionary authority to vote your shares on such proposals. If your shares of our common stock are held in “street name,” your broker, bank or nominee has enclosed a proxy card or voting instruction form with this Proxy Statement. We strongly encourage you to authorize your broker or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

Please return your proxy card or voting instruction form to your broker or other nominee by proxy, simply sign, date and return the enclosed proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. Please contact the person responsible for your account to ensure that a proxy card or voting instruction form is voted on your behalf.

We strongly urge you to vote by proxy FOR Proposals 1, 2, 3 and 4 by proxy over the Internet using the Internet address on the notice or proxy card, by telephone using the toll-free number on the notice or proxy card or by signing, dating and returning a proxy card by mail. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your broker or other nominee and provide specific instructions to your broker or other nominee to vote as described above.

What constitutes a quorum?

A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the 2021 Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for this meeting. In the absence of a quorum, the 2021 Annual Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.

Whom should I call if I have questions about the 2021 Annual Meeting?

If you have any questions or you need additional copies of the proxy materials, please contact Louis DiPietro, Senior Vice President, Chief Legal and People Officer, General Counsel & Secretary by mail at 7255 Corporate Center Drive, Suite C, Miami, Florida 33126 or by telephone at (305) 671-1257.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING TO BE HELD ON APRIL 28, 2021: THE PROXY STATEMENT FOR THE 2021 ANNUAL MEETING AND OUR 2020 ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our current directors are Stacey Rauch, Nicholas Daraviras, Stephen P. Elker, Brian P. Friedman, Sherrill Kaplan, Andrew V. Rechtschaffen, Nicholas P. Shepherd, Richard C. Stockinger and Paul E. Twohig. Eight directors will be elected at the 2021 Annual Meeting. Brian P. Friedman is not being renominated as a director at the 2021 Annual Meeting. Following the 2021 Annual Meeting, the size of the Company’s board of directors will be reduced to eight directors.

The election of a director requires the affirmative vote of a majority of the shares of common stock voting with respect to such nominee (excluding abstentions and non-votes). Each proxy received will be voted FOR the election of the eight directors named below unless otherwise specified in the proxy. Proxies cannot be voted for a greater number than the nominees named below.

On February 5, 2020, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with AREX Capital Management, LP and certain of its affiliates (collectively, “AREX”). Pursuant to the Cooperation Agreement, the Company agreed to increase the size of the board of directors by one director seat and appointed Andrew Rechtschaffen (the “AREX Director”), an affiliate of AREX, to the board of directors and the Corporate Governance and Nominating Committee effective February 13, 2020. Pursuant to the Cooperation Agreement, Mr. Rechtschaffen will serve a term beginning February 13, 2020 and expiring at the 2020 Annual Meeting. We have further agreed to nominate Mr. Rechtschaffen for election at the 2021 Annual Meeting, with a term expiring at the 2022 annual meeting of stockholders (the “2021 Annual Meeting”). From the Appointment Date until the Termination Date (as defined below), upon the death or disability of the AREX Director, AREX Capital Management, LP shall have right to identify, and the board of directors shall appoint, a replacement director with relevant financial and business experience, who qualifies as independent under the SEC and NASDAQ rules and whose qualifications are substantially similar to Mr. Rechtschaffen.

With respect to each annual or special meeting of the Company’s stockholders, during the term of the Cooperation Agreement, AREX has agreed to vote the shares of the Company’s common stock then held by it in accordance with the board of directors’ recommendations on director election proposals and any other proposals submitted by the Company or a stockholder, except that AREX may vote in its discretion on Extraordinary Transactions (as defined in the Cooperation Agreement) and, other than with respect to director election or removal proposals, in accordance with the recommendations of Institutional Shareholder Services Inc. or Glass, Lewis & Co., LLC if either of them recommends differently from the board of directors.

AREX has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain announcements regarding the Company’s transactions, (ii) soliciting proxies, (iii) acquiring, in the aggregate, beneficial ownership of more than 14.9% of the outstanding shares of the Company’s common stock, (iv) selling securities of the Company resulting in any third party owning more than 4.9% of the outstanding shares of the Company’s common stock (subject to certain exceptions set forth in the Cooperation Agreement), (v) taking actions to change or influence the board of directors, Company management or the direction of certain Company matters, and (vi) exercising certain stockholder rights.

Consistent with the terms of the Cooperation Agreement, in December 2020, the Company and AREX agreed to re-nominate Mr. Rechtschaffen for election at the 2021 Annual Meeting. As such, the term of the Cooperation Agreement was automatically extended until the date that is 30 days prior to the deadline under the Company’s amended and restated bylaws, as amended, for director nominations and stockholder proposals for the 2022 annual meeting of stockholders. Each of the Company and AREX has the right to terminate the Cooperation Agreement earlier if the other party commits a material breach of the Agreement and such breach is not cured within 15 days after notice or, if such breach is not curable within 15 days, the breaching party has not taken any substantive action to cure within such 15-day period.

At this time, our board of directors knows of no reason why the Company’s eight nominees would be unable to serve. There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.

Our Corporate Governance and Nominating Committee has reviewed the qualifications of the eight director nominees and has recommended the election of the eight directors recommended by the board.

Director Nominees’ Principal Occupations, Business Experience, Qualifications and Directorships

Name of Nominee	Committee Membership	Principal Occupation	Age	Director Since
Stacey Rauch	Compensation, Corporate Governance and Nominating (Chair)	Chair of the Board of Directors of Fiesta Restaurant Group; Non-Executive director of Land Securities Group, PLC, and Heidrick & Struggles, Inc.	62	2012
Sherrill Kaplan	Audit	Global Marketing Advisor at Advent International; Director of Fiesta Restaurant Group	43	2018
Nicholas Daraviras	Corporate Governance and Nominating	Co-President of Leucadia Asset Management, a unit of Jefferies Financial Group Inc., Managing Director of Jefferies Financial Group Inc., and Director of Fiesta Restaurant Group	47	2011
Stephen P. Elker	Audit (Chair), Corporate Governance and Nominating	Director of Fiesta Restaurant Group; Director of various private-held companies in the finance and payments industries	69	2012
Nicholas P. Shepherd	Compensation, Audit	Board of Directors and a member of the Nominating & Corporate Governance Committee and the Compensation Committee of Spirit Realty Capital, Inc., Director of Fiesta Restaurant Group	62	2017
Paul E. Twohig	Compensation (Chair), Audit	Director of Fiesta Restaurant Group	67	2017
Andrew V. Rechtschaffen	Corporate Governance and Nominating	Director of Golden Arrow Merger Corp.; Director of JRC-NY, Inc.; Director of UJA Federation of New York; Director of Wharton Executive; Director of the Ramaz School; Director of Met Council; Director of Fiesta Restaurant Group	43	2020
Richard C. Stockinger	None	Chief Executive Officer, President and Director of Fiesta Restaurant Group	62	2017
Stacey Rauch (Chair) Director since 2012 Age: 62

With her public company board experience and distinguished career working with retailers, wholesalers and manufacturers during her 24 years at McKinsey & Company, Inc., Ms. Rauch brings to our board substantial expertise in business strategy, marketing, merchandising and operations in the retail industry.

Committee Membership:	Biography:
• Compensation • Corporate Governance and Nominating (Chair)

Stacey Rauch has served as the non-executive Chairman of the board of directors of Fiesta Restaurant Group since February 2017 and as a director of Fiesta Restaurant Group since 2012. Ms. Rauch is a Director (Senior Partner) Emeritus of McKinsey & Company, Inc. from which she retired in September 2010. Ms. Rauch was a leader in McKinsey’s Retail and Consumer Goods Practices, served as the head of the North American Retail and Apparel Practice, and acted as the Global Retail Practice Convener. A 24-year veteran of McKinsey, Ms. Rauch led engagements for a wide range of retailers, apparel wholesalers, and consumer goods manufacturers in the United States and internationally. Ms. Rauch is also a non-Executive director of Land Securities Group, PLC, the UK’s largest commercial property company, where she sits on its Audit, Nomination and Remuneration Committees and Heidrick & Struggles, Inc., a premier provider of senior-level executive search and leadership consulting services, where she sits on the Audit and Finance Committee.

Nicholas Daraviras Director since 2011 Age: 47

Mr. Daraviras brings significant experience with the strategic, financial and operational issues of retail and consumer companies in connection with his service on the boards of a number of his firm’s portfolio companies over time.

Committee Membership:	Biography:
• Corporate Governance and Nominating

Nicholas Daraviras has served as a director of Fiesta Restaurant Group since April 2011. Mr. Daraviras has been a Managing Director of Jefferies Financial Group f/k/a Leucadia National Corporation (“Jefferies”) since 2014. From 1996 through 2014, Mr. Daraviras was employed with Jefferies Capital Partners LLC (“Jefferies Capital Partners”) or its predecessors. He was recently appointed Co-President of Leucadia Asset Management, a unit of Jefferies Financial Group Inc. He also serves on several boards of directors of private portfolio companies of Jefferies and he is also an officer of certain Jefferies related entities.

Stephen P. Elker Director since 2012 Age: 69

Mr. Elker, with over 36 years of experience with KPMG LLP, brings to our board of directors extensive knowledge of accounting and tax practices that strengthens our board of directors’ collective knowledge, capabilities and experience.

Committee Membership:	Biography:
• Audit (Chair) • Corporate Governance and Nominating

Stephen P. Elker has served as a director of Fiesta Restaurant Group since May 7, 2012. Until 2009, Mr. Elker spent over 36 years with KPMG LLP, the U.S. member firm of KPMG International, beginning in its Washington D.C. office, and then with offices in Rochester, New York and Orlando, Florida. In 1999, Mr. Elker was appointed as managing partner of the Orlando office and served as partner in charge of the Florida business tax practice from 2001 to 2009. Mr. Elker also served as a member of the Nominating Committee and Strategy Committee of KPMG. During his career with KPMG, Mr. Elker led engagements for several hospitality and retail clients including large, multi-unit restaurant companies. Mr. Elker is a certified public accountant and recently served as an independent director and Chairman of the Audit Committee of CNL Growth Properties, Inc., a public, non-traded real estate investment trust. Mr. Elker also serves on the board of directors of a privately held company in the payments industry.

Sherrill Kaplan Director since 2018 Age: 43

With her broad experience as a marketing executive at Zipcar and Dunkin’ Brands, Ms. Kaplan brings substantial retail and restaurant expertise in marketing and digital strategy, innovation, brand management and product development, particularly with respect to social media, loyalty management, CRM and mobile and digital payments, to our board of directors.

Committee Membership:	Biography:
• Audit • Corporate Governance and Nominating (served until February 2020)

Sherrill Kaplan has served as a director of Fiesta Restaurant Group since November 2018. Ms. Kaplan has served as the Global Marketing Advisor of Advent International since May 2020. Ms. Kaplan served as the Head of Marketing and Sales at Zipcar, Inc., a subsidiary of Avis Budget Group, Inc., from August 2018 to March 2020 and Vice President, Digital Marketing and Innovation at Dunkin’ Brands Group, Inc. from June 2011 to June 2018. Ms. Kaplan has also served as a member of the Consumer Advisory Board of American Express Company since March 2015.

Nicholas P. Shepherd Director since 2017 Age: 62

Mr. Shepherd, as former President and Chief Executive Officer of TGI Friday’s, Inc., brings significant leadership, management, operational, financial, marketing, franchising, brand management and public company board experience to the Board.

Committee Membership:	Biography:
• Compensation • Audit

Nicholas P. Shepherd has served as a director of Fiesta Restaurant Group since April 2017. Mr. Shepherd served as Chief Executive Officer and President of TGI Friday’s, Inc. (formerly known as Carlson Restaurants Worldwide Inc.) from 2009 until 2015. From 2008 until 2009, Mr. Shepherd served as Chief Executive Officer and Chairman of the Board of Directors of Sagittarius Brands, Inc., a private restaurant holding company, which owned and operated the Del Taco and Captain D’s restaurant brands. From 1995 until 2007, Mr. Shepherd served in several capacities at Blockbuster, Inc., including serving as Chief Operating Officer during 2007, President of Blockbuster North American from 2004 to 2007, Executive Vice President and Chief Marketing and Merchandising Officer from 2001 until 2004, Senior Vice President International from 1998 until 2001 and Vice President and General Manager from 1995 until 1999. Mr. Shepherd currently serves on the Board of Directors and as a member of the Nominating & Corporate Governance Committee and the Compensation Committee of Spirit Realty Capital, Inc., a publicly traded real estate investment trust.

Paul E. Twohig Director since 2017 Age: 67

With over 30 years of experience in the restaurant industry, Mr. Twohig brings to our board of directors significant leadership, management, operational, financial, marketing and franchising experience.

Committee Membership:	Biography:
• Audit • Compensation (Chair)

Paul E. Twohig has served as a director of Fiesta Restaurant Group since February 2017. Mr. Twohig is a global retail and food service senior executive with demonstrated success leading some of the world’s most prominent brands. Mr. Twohig served as President of MOD Super Fast Pizza Holdings, LLC (“MOD Pizza”) from October 2018 to January 2020 after previously serving as Chief Operating Officer of MOD Pizza from July 2017 until October 2018. From 2009 until 2017, Mr. Twohig served as President of Dunkin Donuts, U.S. and Canada. He was a member of the senior executive team that completed Dunkin Donuts’ initial public offering in 2011. Previously, Mr. Twohig held several senior executive roles with Starbucks Corporation, including Vice President and General Manager, U.K., and Senior Vice President, Eastern Division. Additionally, Mr. Twohig served as Chief Operating Officer and Executive Vice President at Panera Bread Company. His governance experience includes serving as a member of the Board of Directors for Dentistry for Children from 2011 to 2014, and for Solantic Urgent Care, Inc. from 2007 to 2011.

Andrew V. Rechtschaffen Director since 2020 Age: 43

With 20 years of experience in the investment industry, Mr. Rechtschaffen brings to our board of directors expertise in mergers and acquisitions, financial statement analysis, corporate governance, and corporate strategy.

Committee Membership:	Biography:
• Corporate Governance and Nominating

Andrew V. Rechtschaffen has served as a director of Fiesta Restaurant Group since February 2020. Mr. Rechtschaffen founded and has been the managing partner and portfolio manager of AREX Capital Management, LP, and its affiliated funds, a value-oriented investment firm since 2017. Prior to AREX Capital Management, LP, Mr. Rechtschaffen worked as

•

an analyst at Greenlight Capital (“Greenlight”) from 2011 through 2017, where he became a partner in January 2014. Earlier, he was the founder and portfolio manager of Obrem Capital from 2008 until 2010, a managing director in the Principal Strategies Group at Citadel Investment Group from 2005 until 2006, and with Greenlight from 2002 through 2005, where he became a Partner in 2005. Mr. Rechtschaffen has also served as a Director of Golden Arrow Merger Corp since March 2021. Golden Arrow Merger Corp. is a publicly traded special-purpose acquisition company initially focused on identifying a prospective target business in the healthcare or healthcare-related infrastructure industries in the United States and other developed countries. He has also served on the boards of JRC-NY, Inc., since July 2019, UJA Federation of New York since July 2014, Wharton Executive since July 2019, the Ramaz School since September 2014 and Met Council since January 2018.

Richard C. Stockinger Director since 2017 Age: 62

Mr. Stockinger, as Chief Executive Officer and President of Fiesta Restaurant Group, and with over three decades of experience as a senior executive officer and as a director of several restaurant companies, brings significant leadership, management, operational, financial, marketing, franchising, brand management and public company board experience to the Board. In particular, Mr. Stockinger brings valuable experience in brand revitalization and shareholder value creation.

Committee Membership:	Biography:
None

Richard “Rich” Stockinger has served as a director of Fiesta Restaurant Group since April 2017 and has been Chief Executive Officer and President of Fiesta Restaurant Group since February 2017. Previously, he served as President and Chief Executive Officer of Benihana, Inc. (“Benihana”) from 2009 until 2014, as a member of the Board of Directors of Benihana from 2008 until 2014, as a member of the Audit Committee of Benihana from 2008 until 2009, and as Chairman of the Board of Directors of Benihana from 2010 until 2012. Mr. Stockinger has significant experience in successful strategic turnarounds and shareholder value creation. During his tenure as President and CEO of Benihana, the stock of Benihana rose from $1.88 per share to $16.30 per share over a period of three years. Prior to joining Benihana, Mr. Stockinger spent more than two decades at The Patina Restaurant Group, LLC in New York and its predecessor, Restaurant Associates, Inc. (“RA”), during which time he served in various senior executive capacities, including as President from 2003 until 2008 and as a director from 1998 until 2006. In addition to his roles at Patina and RA, Mr. Stockinger was involved in the turnaround of several other successful restaurant companies including Au Bon Pain, California Pizza Kitchen, Acapulco Restaurants, El Torito Restaurants, Smith & Wollensky and Chevy’s. Most recently, Mr. Stockinger served as a consultant to Bruckmann, Rosser, Sherrill & Co., a private equity firm, from 2014 until 2017, and Not Your Average Joes, a private restaurant company where Mr. Stockinger also serves as a member of its board of directors.

Your board unanimously recommends a vote FOR the election of our eight named director nominees to your board of directors, Stacey Rauch, Nicholas Daraviras, Stephen P. Elker, Sherrill Kaplan, Andrew V. Rechtschaffen, Nicholas P. Shepherd, Richard C. Stockinger and Paul E. Twohig. Proxies received in response to this solicitation will be voted FOR the election of the eight named director nominees to our board of directors unless otherwise specified in the proxy.

Board Skills Assessment

The Board Skills assessment below illustrates the key skills that our board has identified as particularly valuable to the effective oversight of the Company and our strategy. This highlights the depth and breadth of skills possessed by current directors.

Board Skills Assessment
Strategy Development
8
Restaurant / Consumer Experience
7
Corporate Governance
7
Mergers and Acquisitions
8
General Management/Business Operations
7
Finance/Financial Industry
6
Risk Management
7
Leadership Experience as CEO/COO/President
5
HR/Talent
3
Legal, Tax, and Regulatory
2

Information Regarding Executive Officers

Name of Officer	Age	Position
Richard Stockinger	62	Chief Executive Officer and President
Dirk Montgomery	57	Senior Vice President, Chief Financial Officer and Treasurer
Louis DiPietro	49	Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary
Hope Diaz	44	Senior Vice President and Chief Marketing Officer
Patricia Lopez-Calleja	50	Senior Vice President and Chief Experience Officer
Eladio (Willie) Romeo	55	Senior Vice President, Operations, Pollo Tropical
Ulyses Camacho	47	Senior Vice President, Operations, Taco Cabana
Richard C. Stockinger Age: 62	Biography:
Chief Executive Officer and President	For biographical information regarding Richard C. Stockinger, please see page 11 of this Proxy Statement.
Dirk Montgomery Age: 57	Biography:
Senior Vice President, Chief Financial Officer and Treasurer

Dirk Montgomery has been Senior Vice President, Chief Financial Officer and Treasurer of Fiesta Restaurant Group since September 9, 2019. Mr. Montgomery served as Chief Financial Officer of Hooters International from August 2016 until September 2019. Mr. Montgomery also served as Chief Financial Officer of European Wax Centers from April 2015 until July 2016, Chief Financial Officer of Health Insurance Innovations from September 2014 until March 2015, Executive Vice President and Chief Financial Officer of Ascena Retail Group, Inc. from January 2013 until August 2014 and Chief Financial Officer and Global Productivity Executive (2005-2011) and Chief Value Chain Officer (2012-2013) of Bloomin’ Brands, Inc.

Louis DiPietro Age: 49	Biography:
Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary

Louis DiPietro has served as Senior Vice President, Chief Legal Officer, General Counsel and Secretary of Fiesta Restaurant Group since December 2018 and Chief People Officer of Fiesta Restaurant Group since September 1, 2020. Mr. DiPietro served as Senior Vice President, General Counsel and Corporate Secretary of Panera Bread Company (“Panera”) from November 2014 until October 2018. Prior to serving as General Counsel, Mr. DiPietro served as VP, Deputy General Counsel from January 2008 to November 2014. During Mr. DiPietro’s 12-year career at Panera, he held several roles of increasing responsibility in the legal department.

Hope Diaz Age: 44	Biography:
Senior Vice President and Chief Marketing Officer

Hope Diaz has served as Senior Vice President and Chief Marketing Officer of Fiesta Restaurant Group since September 16, 2019. Prior to joining Fiesta Restaurant Group, Ms. Diaz held a variety of leadership roles within the quick service restaurant industry from 2007 to 2019, including, but not limited to, serving as the Global Chief Marketing Officer at Popeyes from October 2017 to August 2019, Head of Global Innovation & Guest Understanding for Burger King from August 2014 to October 2017 and Head of Marketing Communications for Burger King North America from July 2013 to August 2014, along with other roles within Burger King marketing, beginning in October 2007. Prior to entering the Quick Service Restaurant industry, she held a variety of Research and Strategic Planning roles during her 9-year tenure at MTV and Nickelodeon Latin America.

Patricia Lopez-Calleja Age: 50	Biography:
Senior Vice President, Chief Experience Officer

Patricia Lopez-Calleja has served as Senior Vice President and Chief Experience Officer of Fiesta Restaurant Group since April 1, 2020. Previously, Ms. Lopez-Calleja served as Senior Vice President, Guest Engagement of Fiesta Restaurant Group from September 2019 to March 2020, Vice President, Guest Engagement from August 2018 to August 2019, Director of Customer Relations of Pollo Tropical from September 2017 to July 2018 and Director of Guest Relations for Pollo Tropical from July 2016 to August 2017. During her tenure at Pollo Tropical, which began in November 1996, Ms. Lopez-Calleja held numerous positions within the organization with increased levels of responsibility that included building the catering infrastructure and guest engagement platforms.

Eladio (Willie) Romeo Age: 55	Biography:
Senior Vice President, Operations, Pollo Tropical

Eladio Romeo has served as Senior Vice President, Operations, Pollo Tropical since March 2019. Previously, Mr. Romeo served as Vice President of Restaurant Operations from February 2018 to February 2019. Mr. Romeo served as Director of Off-Premise of Pollo Tropical from January 2016 to February 2018. From March 2014 to January 2016, Mr. Romeo served as Director of Franchise of Pollo Franchise, Inc., a subsidiary of Fiesta Restaurant Group. He also served as Senior Operating Manager of Dunkin Brands from September 2013 to March 2014.

Ulyses Camacho Age: 47	Biography:
Senior Vice President, Operations, Taco Cabana

Ulyses Camacho has served as Senior Vice President, Operations, Taco Cabana since November 11, 2020. Previously, Mr. Camacho served as Vice President, Operations, Taco Cabana from September 2018 to November 2020. Mr. Camacho served as Regional Director of Taco Cabana from August 2016 to August 2018 and Sr. District Manager of Taco Cabana from August 2014 to July 2016. He also served as District Manager of Taco Cabana from July 2012 to July 2014.

Information Regarding the Board of Directors and Committees

Director Attendance

During the fiscal year ended January 3, 2021, our board of directors met or acted by unanimous consent on 21 occasions. During the fiscal year ended January 3, 2021, each of the directors who were on the board attended more than 95% of the aggregate number of meetings of the board of directors and of any committees of the board of directors on which they served. We do not have a policy on attendance by directors at our Annual Meeting of Shareholders. All of our directors attended our 2020 Annual Meeting of Shareholders.

Independence of Directors

As required by the listing standards of NASDAQ, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the board of directors has affirmatively determined that, other than Mr. Stockinger, all of the members of our board of directors including as nominees for director at the Annual Meeting are independent pursuant to NASDAQ.

Committees of the Board

The standing committees of our board of directors consist of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Our board of directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee	Members: Elker, Twohig, Kaplan and Shepherd
Chair:	Key Responsibilities:
Stephen P. Elker (Financial Expert)
• Reviews our annual and interim financial statements and reports to be filed with the SEC;
• Monitors our financial reporting process and internal control system;
• Appoints and replaces our independent outside auditors from time to time, determines their compensation and other terms of engagement and oversees their work;
• Oversees the performance of our internal audit function;
• Conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

•   Establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

• Oversees our compliance with legal, ethical and regulatory matters.

All of the current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Exchange Act and Rule 5605 of the NASDAQ listing standards. Each member of our Audit Committee is financially literate. In addition, Mr. Elker serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act and has the financial sophistication required under the NASDAQ listing standards.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm are approved in advance by our Audit Committee. During the fiscal year ended January 3, 2021, the Audit Committee met or acted by unanimous consent on five occasions. The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards. A copy of the Audit Committee charter is available on the investor relations section of our website at www.frgi.com.

Audit Committee Report

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The independent registered public accounting firm audits the Company’s financial statements and expresses an opinion on the financial statements based on their audit. The Audit Committee oversees on behalf of the board (i) the accounting, financial reporting, and internal control processes of the Company, and (ii) the audits of the financial statements and internal controls of the Company. The Audit Committee operates under a written charter adopted by the board.

The Audit Committee reviews and approves the internal audit plan once a year and receives periodic updates of internal audit activity in meetings held at least quarterly throughout the year. Updates include discussions of audit project results, as well as quarterly assessments of internal controls.

The Audit Committee has met and held discussions with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements for the year ended January 3, 2021 were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the financial statements with both management and Deloitte. The Audit Committee reviewed with Deloitte such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 “Communication with Audit Committees”. In addition, the Audit Committee discussed with Deloitte the auditor’s independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding independent accountant’s communication with the audit committee concerning independence.

The Audit Committee also discussed with Deloitte the overall scope and plans for the audit. The Audit Committee met with Deloitte both with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Management has completed its annual documentation, testing, and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee continues to oversee the Company’s efforts related to its internal controls.

Based on the foregoing, we recommended to the board of directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended January 3, 2021, for filing with the Securities and Exchange Commission.

Audit Committee
Stephen P. Elker, Chairman
Paul Twohig
Nicholas P. Shepherd
Sherrill Kaplan
Compensation Committee	Members: Rauch, Friedman (until October 19, 2020), Shepherd and Twohig
Chair:	Key Responsibilities:
Paul Twohig
• Provides oversight on the development and implementation of the compensation programs for our executive officers and outside directors and disclosure relating to these matters; and
• Reviews and approves the compensation of our Chief Executive Officer and our executive officers

The processes and procedures by which the Compensation Committee considers and determines executive officer compensation and outside directors’ compensation are described in the Compensation Discussion and Analysis included in this Proxy Statement. During the 2020 fiscal year, the Compensation Committee again retained Pearl Meyer & Partners, LLC, which we refer to as “Pearl Meyer”, to review the Company’s compensation policies, plans, and amounts for the CEO and other executive officers, including the Named Executive Officers. The role of Pearl Meyer in determining or recommending the amount or form of executive and director compensation, the nature and scope of Pearl Meyer’s assignment and the material elements of the instructions or directions given to Pearl Meyer with respect to the performance of their duties under the engagement are described in the Compensation Discussion and Analysis included in this Proxy Statement. We believe that the use of an independent compensation consultant provides additional assurance that our compensation programs are reasonable and consistent with our goals and objectives. The Compensation Committee may form one or more subcommittees, each of which shall take such actions as shall be delegated by the Compensation Committee. All of the members of our Compensation Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards. The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended January 3, 2021, the Compensation Committee met or acted by unanimous consent on twelve occasions. A copy of the Compensation Committee charter is available on the investor relations section of our website at www.frgi.com.

Corporate Governance and Nominating Committee	Members: Rauch, Elker, Daraviras and Rechtschaffen
Chair:	Key Responsibilities:
Stacey Rauch

•   Establishes criteria for board and committee membership and recommends to our board of directors proposed nominees for election to the board of directors and for membership on committees of the board of directors;

• Makes recommendations regarding proposals submitted by our shareholders; and
• Makes recommendations to our board of directors regarding corporate governance matters and practices.

All of the members of our Corporate Governance and Nominating Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards. The Corporate Governance and Nominating Committee has adopted a formal written Corporate Governance and Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended January 3, 2021, the Corporate Governance and Nominating Committee met or acted by unanimous consent on four occasions. A copy of the Corporate Governance and Nominating Committee charter is available on the investor relations section of our website at www.frgi.com.

Nominations for the Board of Directors

The Corporate Governance and Nominating Committee of the board of directors considers director candidates based upon a number of qualifications. The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the board. At a minimum, however, the Corporate Governance and Nominating Committee seeks candidates for director who possess:

•        the highest personal and professional ethics, integrity and values;

•        the ability to exercise sound judgment;

•        the ability to make independent analytical inquiries;

•        willingness and ability to devote adequate time, energy, and resources to diligently perform board and board committee duties and responsibilities; and

•        a commitment to representing the long-term interests of the shareholders.

In addition to such minimum qualifications, the Corporate Governance and Nominating Committee takes into account the following factors when considering a potential director candidate:

•        whether the individual possesses specific industry expertise and familiarity with general issues affecting our business; and

•        whether the person would qualify as an “independent” director under SEC and NASDAQ rules.

The Corporate Governance and Nominating Committee has not adopted a specific diversity policy with respect to identifying nominees for director. However, the Corporate Governance and Nominating Committee takes into account the importance of diversified board membership in terms of the individuals involved and their various experiences and areas of expertise.

The Corporate Governance and Nominating Committee shall make every effort to ensure that the board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to nominating an existing director for election to the board, the Corporate

Governance and Nominating Committee will consider and review such existing director’s board and committee attendance and performance, independence, experience, skills, and the contributions that the existing director brings to the board.

The Corporate Governance and Nominating Committee has relied upon third-party search firms to identify director candidates and may continue to employ such firms in the future if so desired. The Corporate Governance and Nominating Committee also relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, and shareholders as a source for potential director candidates. The board retains complete independence in making nominations for election to the board.

The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by shareholders in compliance with our procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Pursuant to our Bylaws, any shareholder may recommend nominees for director not less than 90 days nor more than 120 days in advance of the anniversary date of the immediately preceding annual meeting of shareholders (provided that if the date of the current year’s annual meeting of shareholders is advanced by more than 30 days, or delayed by more than 70 days from the anniversary date of the immediately preceding annual meeting of shareholders, any shareholder may recommend nominees for director not more than 120 days in advance of the date of the current year’s annual meeting of shareholders and not less than the close of business on the later of the 90th day prior to the date of the current year’s annual meeting of shareholders or the 10th day following the date of the public announcement of the date of the current year’s annual meeting of shareholders), by writing to Louis DiPietro, Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary, Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the shareholder submitting the nomination, any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Stacey Rauch, the Chairman of the Corporate Governance and Nominating Committee, or her successor, for further review and consideration in accordance with this policy. Any such shareholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Board Leadership Structure and Role in Risk Oversight

Board Leadership

Our board of directors believes that our current model of separate individuals serving as Chairman of the board of directors and as Chief Executive Officer is the appropriate leadership structure for us at this time. The board of directors believes that each of the possible leadership structures for a board has its particular advantages and disadvantages, which must be considered in the context of the specific circumstances, culture and challenges facing a company. The Company does not have a member of our board of directors who is formally identified as the “lead independent director.” However, the board of directors has determined that having an independent director serve as Chairman of the board of directors is in the best interest of our shareholders at this time. This structure ensures a greater role for the independent directors in the oversight of Fiesta Restaurant Group, active participation of the independent directors in setting agendas and establishing the board of directors’ priorities and procedures, including with respect to our corporate governance.

Risk Oversight

Our board administers its risk oversight function directly and through its Audit Committee and receives regular reports from members of senior management and third parties engaged by the Company perform duties related to its internal audit reviews on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. Our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on our Company and the steps we take to manage them. In addition, our Compensation

Committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and succession planning for our executive officers. Our Corporate Governance and Nominating Committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and corporate governance.

Some risks, particularly those relating to potential operating liabilities, the protection against physical loss or damage to our facilities, cybersecurity and the possibility of business interruption resulting from a large loss event, are contained and managed by legal contracts of insurance. Our insurance contracts are reviewed, managed and procured by our Risk Management and Legal departments along with our Chief Financial Officer to optimize their completeness and efficacy.

Risk Considerations in Executive Compensation

Our Compensation Committee regularly considers risk as it relates to our compensation programs, including our executive compensation program, and our Compensation Committee does not believe that our compensation programs encourage excessive or inappropriate risk taking. As described more fully below in “Compensation Discussion and Analysis,” we structure our executive compensation program to consist of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income regardless of our stock price performance so that executives do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) portions of compensation are designed to reward both intermediate- and long-term corporate performance and generally are tied to the achievement of company-wide and, in some instances, brand-specific goals. We believe that applying company-wide metrics encourages decision-making by our executives that is in the best long-term interest of our Company and stockholders. Further, we believe that these variable elements of compensation constitute a sufficient portion of overall compensation to motivate our executives to produce short-, intermediate- and long-term corporate results, while the fixed element of compensation is sufficient that our executives are not encouraged to take unnecessary or excessive risks in doing so.

Codes of Ethics

We have adopted written codes of ethics applicable to our directors, officers, and employees in accordance with the rules of the SEC and the NASDAQ listing standards. With respect to our Code of Ethics for Executives and Principal Financial Employees, our policy requires covered employees to execute an annual certification confirming that they understand and will comply with the Code. We make our codes of ethics available on the investor relations section of our website at www.frgi.com. We will disclose on our website amendments to, or waivers from, our codes of ethics in accordance with all applicable laws and regulations.

Delinquent Section 16 Reports

Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons, if any, who beneficially own more than 10% of our common stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended January 3, 2021.

Employee, Officer Director Hedging Policy

Our Insider Trading Policy and Management Insider Trading Policy prohibit directors and executive officers from purchasing securities or other financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities or diminish the full ownership risks and rewards of their direct or indirect Company stock holdings, including without limitation “costless collars,” forward sale contracts, equity swaps, and exchange funds.

Shareholder Communications with the Board of Directors

Any shareholder or other interested party who desires to communicate with our Chairman of the board of directors or any of the other members of the board of directors may do so by writing to: Board of Directors, c/o Stacey Rauch, Chairman of the Board of Directors, Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254. Communications may be addressed to the Chairman of the board, an individual director, a board committee, the non-management directors, or the full board. Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” offensive or inappropriate material, and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding beneficial ownership of our common stock as of March 1, 2021 by:

•        each person known by us to beneficially own more than 5% of all outstanding shares of our common stock;

•        each of our directors, nominees for director, and Named Executive Officers (as set forth in “Executive Compensation-Summary Compensation Table” herein) individually; and

•        all of our directors and executive officers as a group.

26,282,446 shares of our common stock were outstanding on March 1, 2021.

Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, other than to the extent that authority is shared by spouses under applicable law.

The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. Except as otherwise indicated, the address for each beneficial owner is c/o Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jefferies Financial Group Inc.(1)	5,262,189	20.0%
T. Rowe Price Associates, Inc.(2)	4,581,900	17.4%
BlackRock, Inc.(3)	2,740,631	10.4%
AREX Capital Master Fund, LP(4)	2,505,292	9.5%
AREX Capital GP, LLC
AREX Capital Management, LP
AREX Capital Management GP, LLC
Andrew Rechtshaffen
Private Capital Management, LLC(5)	1,479,054	5.6%
Dimensional Fund Advisors LP(6)	1,398,217	5.3%
Richard C. Stockinger	265,046	*
Dirk Montgomery	141,039	*
Louis DiPietro	92,732	*
Hope Diaz	71,873	*
Eladio Romeo	63,948	*
Stacey Rauch	43,498	*
Nicholas P. Shepherd	25,611	*
Paul E. Twohig	31,034	*
Stephen P. Elker	36,766	*
Brian P. Friedman(7)	82,853	*
Nicholas Daraviras	33,113	*
Sherrill Kaplan	19,533	*
Andrew V. Rechtschaffen(8)	18,090	*
All directors and executive officers as a group(9)	1,022,859	3.9%

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*        Less than one percent

(1)      Information was obtained from a Schedule 13D/A filed on February 28, 2020 with the SEC. Jefferies owns our shares as follows: (a) Sole Voting Power: 5,262,189, (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 5,262,189 and (d) Shared Dispositive Power: 0. The address for Jefferies is 520 Madison Avenue, New York, New York.

(2)      Information was obtained from a Schedule 13G/A filed on February 16, 2021 with the SEC. T. Row Price Associates, Inc. (“T. Rowe Price Associates”) beneficially owns our shares as follows: (a) Sole Voting Power: 1,026,784, (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 4,581,900 and (d) Shared Dispositive Power: 0. The address of the principal office of T. Rowe Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3)      Information was obtained from a Schedule 13G/A filed on January 27, 2021 with the SEC. BlackRock Inc. owns our shares as follows: (a) Sole Voting Power: 2,720,700, (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 2,740,631, and (d) Shared Dispositive Power: 0. The address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

(4)      Information was obtained from a Schedule 13D/A filed on February 7, 2020 with the SEC. AREX Capital Master Fund, LP (“AREX Master”) owns our shares as follows: (a) Sole Voting Power: 0, (b) Shared Voting Power: 1,180,000, (c) Sole Dispositive Power: 0 and (d) Shared Dispositive Power: 1,180,000. AREX Capital GP, LLC (“AREX Capital GP”) owns our shares as follows: (a) Sole Voting Power: 0, (b) Shared Voting Power: 1,180,000, (c) Sole Dispositive Power: 0 and (d) Shared Dispositive Power: 1,180,000. AREX Capital Management, LP (“AREX Management”) owns our shares as follows: (a) Sole Voting Power: 0, (b) Shared Voting Power: 2,505,292, (c) Sole Dispositive Power: 0 and (d) Shared Dispositive Power: 2,505,292. AREX Capital Management GP, LLC (“AREX Management GP”) owns our shares as follows: (a) Sole Voting Power: 0, (b) Shared Voting Power: 2,505,292, (c) Sole Dispositive Power: 0 and (d) Shared Dispositive Power: 2,505,292. Andrew Rechtschaffen owns our shares as follows: (a) Sole Voting Power: 0, (b) Shared Voting Power: 2,505,292, (c) Sole Dispositive Power: 0 and (d) Shared Dispositive Power: 2,505,292. Securities owned directly by AREX Master and held in certain accounts (the “AREX Managed Accounts”) managed by AREX Management, which also acts as the investment advisor to AREX Master. Mr. Rechtschaffen solely by virtue of his position as the managing member of each of AREX Capital GP, the general partner of AREX Master, and AREX Management GP, the general partner of AREX Management, may be deemed to beneficially own the securities owned directly by AREX Master and held in the AREX Managed Accounts for purposes of Section 16 of the Exchange Act. Mr. Rechtschaffen expressly disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address for AREX Master, AREX Capital GP, AREX Management, AREX Management GP and Mr. Rechtschaffen is 250 West 55th Street, 15th Floor, New York, NY 10019.

(5)      Information was obtained from a Schedule 13G/A filed on February 5, 2021 with the SEC. Private Capital Management, LLC owns our shares as follows: (a) Sole Voting Power: 486,621, (b) Shared Voting Power: 992,433, (c) Sole Dispositive Power: 486,621, and (d) Shared Dispositive Power: 992,433. The address for Private Capital Management, LLC is 8889 Pelican Bay Boulevard, Suite 500, Naples, FL 34108.

(6)      Information was obtained from a Schedule 13G/A filed on February 12, 2021 with the SEC (the “Dimensional Fund Advisors Schedule 13G”). Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Dimensional Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Dimensional Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Company that are owned by the Dimensional Funds and may be deemed to be the beneficial owner of the shares of the Company held by the Dimensional Funds. However, all securities reported in the Dimensional Fund Advisors Schedule 13G are owned by the Dimensional Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of the Dimensional Fund Advisors Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. Subject to footnote (6), Dimensional Fund Advisers LP owns our shares as follows: (a) Sole Voting Power: 1,317,397, (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 1,398,217 and (d) Shared Dispositive Power: 0. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(7)      Includes 28,668 shares of our common stock held by 2055 Partners L.P., which we refer to as “2055 Partners”, and 54,185 shares of our common stock held directly by Mr. Friedman. Mr. Friedman is the President and a director of Jefferies. Mr. Friedman disclaims beneficial ownership over our shares held by Jefferies. Mr. Friedman is the general partner of 2055 Partners and, in such capacity, may be deemed to beneficially own the 28,668 shares of our common stock beneficially owned by 2055 Partners. The address of Mr. Friedman is c/o Jefferies, 520 Madison Avenue, New York, New York 10022.

(8)      Information was obtained from a Statement of Changes in Beneficial Ownership on Form 4/A filed on May 18, 2020 with the SEC. Securities owned directly by AREX Master and held in AREX Managed Accounts managed by AREX Management, which also acts as the investment advisor to AREX Master. Mr. Rechtschaffen solely by virtue of his position as the managing member of each of AREX Capital GP, the general partner of AREX Master, and AREX Management GP, the general partner of AREX Management, may be deemed to beneficially own the securities owned directly by AREX Master and held in the AREX Managed Accounts for purposes of Section 16 of the Exchange Act. Mr. Rechtschaffen expressly disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address of Mr. Rechtschaffen is 250 West 55th Street, 15th Floor, New York, NY 10019.

(9)      Includes 28,668 shares of our common stock held by 2055 Partners as reported in footnote (7), 53,310 shares held of our common stock by Patricia Lopez-Calleja and 44,413 shares held of our common stock by Ulyses Camacho.

Equity Compensation Plan

The following table summarizes our 2012 Stock Incentive Plan, as amended, which is the equity compensation plan under which our common stock may be issued as of January 3, 2021. Our shareholders have approved the Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	676,853
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	676,853

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

The board of directors has assigned responsibility for reviewing related party transactions to our Audit Committee. The board of directors and the Audit Committee have adopted a written policy pursuant to which certain transactions between us or our subsidiaries and any of our directors or executive officers must be submitted to the Audit Committee for consideration prior to the consummation of the transaction as required by the rules of the SEC. The Audit Committee reports to the board of directors on all related party transactions considered.

The Company, after a competitive process, engaged Jefferies LLC (“Jefferies LLC”), an affiliate of, Messrs. Friedman and Daraviras, two of the members of Fiesta’s board of directors and a subsidiary of Jefferies Financial Group, Inc, a holder of more than 20 percent of the total outstanding shares of the Company, in connection with a refinancing of the Company’s former amended senior credit facility and other advisory services. Jefferies Finance LLC served as lead arranger and sole bookrunner under the Credit Agreement (the “Senior Credit Facility”) dated November 23, 2020 among the Company, Fortress Credit Corp., as administrative agent and collateral agent, and the lenders party thereto. The engagement of Jefferies LLC and the corresponding engagement letter was approved by the Audit Committee in accordance with the Company’s Related Party Transaction Policy as described on page 15 of this proxy statement. The Company paid fees of $1.7 million to Jefferies LLC and reimbursed Jefferies LLC for reasonable out of pocket and ancillary expenses of less than $0.1 million in 2020.

Family Relationships

There are no family relationships between any of our executive officers or directors.

CORPORATE GOVERNANCE

Recent Corporate Governance Initiatives

Over the last few years, we adopted multiple structures to strengthen our board’s independence, ensure robust risk oversight and enhance our Company’s governance and executive compensation programs. The following table of corporate governance highlights is indicative of our commitment to shareholders and desire to ensure Fiesta implements best-in-class corporate governance features, appropriate for our evolving company.

Corporate Governance Highlights

•        Board Declassification

•        Mandatory Director Retirement Age

•        Independent Chair

•        Highly Independent Board

•        Majority Voting in Uncontested Elections

•        Board Tenure — Average of approximately 5 ½ years

•        Board Refreshment — Two new Independent Directors in 2017; One new Independent Director in 2018; One new Independent Director in 2020

Shareholder Engagement Initiatives

The Company’s board of directors, Compensation Committee, and management value the opinions of our shareholders. We are committed to being transparent with shareholders on all topics, including our business strategy, governance and compensation programs, and responsive to shareholder feedback provided.

Based on feedback received during these meetings, as well as historical voting outcomes, we believe our shareholders are generally supportive of the Company’s governance and compensation programs. Nevertheless, we believe these conversations with shareholders are invaluable and will continue to seek shareholder input on similar topics when making future board decisions.

Board Declassification

In 2018, our Board, with the approval of our shareholders, declassified our Board. This enhancement to our governance program became effective at the 2019 Annual Meeting.

Majority Voting

In response to strong shareholder support, in 2017, our Board, with the approval of our shareholders, adopted a majority vote standard in uncontested director elections. This enhancement to our governance program has been effective since the 2018 Annual Meeting and we believe this feature will provide shareholders with a more meaningful role in the outcome of uncontested director elections and encourage increased director accountability and oversight.

Mandatory Director Retirement Age

Our Board of directors also adopted in 2018 a mandatory retirement policy, which provides that a person is not eligible for election as a director if they are older than 75 years of age. The policy also imposes a mandatory retirement age for incumbent directors, which precludes an incumbent director from seeking nomination for re-election to our board of directors if they have exceeded the age limit. We believe this policy will promote director refreshment and ensure the Fiesta board continues to enjoy the benefits associated with fresh, thoughtful perspectives.

Board Recruitment

Our Board conducted a national search for a Board member with skills which would complement the existing membership of the Board and which would provide the Company with valuable experience relevant for its Business. In November 2018, we appointed Sherrill Kaplan, an experienced marketing professional with experience in the restaurant and retail industries and with a focus on digital.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The purpose of this Compensation Discussion & Analysis, which we refer to as the “CD&A”, is to provide relevant information to shareholders regarding the Company’s executive compensation processes, procedures, plan designs, and practices with respect to its executive officers named in the Summary Compensation Table, which we refer to each as a “Named Executive Officer” or “NEO”, for 2020. The following are the Company’s NEOs for 2020:

2020 Named Executive Officers
Mr. Richard C. Stockinger	Chief Executive Officer and President; Director
Mr. Dirk Montgomery	Senior Vice President, Chief Financial Officer and Treasurer
Mr. Louis DiPietro	Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary
Ms. Hope Diaz	Senior Vice President and Chief Marketing Officer
Mr. Eladio (Willie) Romeo	Senior Vice President, Operations, Pollo Tropical

Executive Compensation: Context and Overview

Introduction

The Compensation Committee is committed to designing an executive compensation program that pays for delivering performance in a straightforward manner and promotes the recruitment and retention of our executives. Accordingly, the majority of the compensation for our NEOs is variable and based primarily on the Company’s performance. Our Company incentivizes performance through a compensation program structure that reflects an appropriate mix of short-term and long-term vehicles. Accordingly, our executives will receive larger rewards when performance objectives are exceeded and conversely, will receive lower, or no rewards, when performance falls below targeted levels. The Compensation Committee continues to place a priority on refining our executive compensation program to align with Fiesta’s business and feedback received from our shareholders, as appropriate.

The Role of Shareholder Feedback and Vote Results

The Company’s board of directors, Compensation Committee, and management value the opinions of the Company’s shareholders. The Company is open to receiving feedback from shareholders, and currently provides shareholders with the opportunity to cast an advisory vote to approve NEO compensation every year, or Say-on-Pay. The Compensation Committee considers any feedback it receives from shareholders, as well as the outcome of the vote, when making compensation decisions for NEOs. For the Say-on-Pay proposal at the 2020 Annual Meeting, approximately 99% of the shares cast on the proposal were voted in favor of the proposal. The Compensation Committee believes that this evidences the Company’s shareholders’ support for its approach to executive compensation. The Compensation Committee will continue to consider shareholder feedback and the outcome of the Company’s Say-on-Pay votes when making future compensation decisions for its NEOs.

2020 Financial Performance, COVID-19 Response and Progress Against Strategic Initiatives

In the face of the COVID-19 global pandemic, we responded quickly and not only met the unprecedented challenges presented to us and minimized the disruption to our business and protected the well-being of our employees and guests, but also, particularly in the last six months of 2020, we experienced a number of financial and operational successes. With respect to our accomplishments relative to the health and well-being of all of our employees during the COVID-19 pandemic, we provided a number of incremental COVID-19 benefits, including:

•        Introduced paid time off for employees required to quarantine or who faced illness due to COVID-19;

•        Sponsored employer paid COVID-19 testing for employees;

•        Embarked on a communication plan to ensure that associates are aware of our Employee Assistance Program coverage with a focus on mental health support for employees and their families;

•        Increased all hourly base wages during the second quarter of 2020 when we were most impacted by the global pandemic;

•        Provided a special bonus for our salaried restaurant managers;

•        Instituted protocols on wearing masks and gloves, conducting employee screenings and temperature checks, and using enhanced cleaning measures;

•        Implemented work from home for each of our support centers;

•        Initiated a program for providing employees with the necessary tools and resources to educate themselves about the benefits of the vaccine to enable employees to make the best decision for themselves; and

•        Provided employees with an additional two hours of paid time off for each COVID-19 vaccine shot (up to a total of 4 hours).

In addition to this response, we also achieved a number of accomplishments relative to our overall business operations and results, including:

•        Restaurant-level Adjusted EBITDA margins, a non-GAAP financial measure, of 19.5% and 12.4% in 2020 for Pollo Tropical and Taco Cabana, respectively1;

•        Consolidated Adjusted EBITDA margins, a non-GAAP financial measure, of 8.1% for 2020, a moderate decrease from prior year levels1;

•        Grew Consolidated Adjusted EBITDA, a non-GAAP financial measure, in the third and fourth quarters of 2020 above 2019 levels1.

•        Generated cash flow from operating and investing activities totalling $48.7 million, significantly above prior year levels;

•        Completed the sale of 13 owned properties over a six-month period generating $26.8 million in cash flow;

•        Experienced sequential improvement in consolidated comparable restaurant sales in the third and fourth quarters of 2020;

•        Introduced new digital application platforms for both brands; and

•        Fully implemented or initiated a number of best-in-class digital initiatives such as curbside delivery, integration of geofencing technology for customer pickup, and speed of service improvements for our drive thrus enabled by technology.

We accomplished these milestones while continuing to make significant progress against our strategic initiatives. While reviewing the rapidly evolving and volatile economic environment throughout the year, the Compensation Committee ultimately determined that it would not revise, or otherwise update, the Company’s short term incentive bonus program metrics for 2020 given the extreme difficulty in establishing new performance metrics in the context of such significant and unprecedented uncertainty. Alternatively, the Compensation Committee determined to review management’s performance following the end of 2020 and make its assessment based upon the accomplishments of the Company overall and in the face of the COVID-19 global pandemic.

In large part due to the fact that the Compensation Committee approved the 2020 short-term incentive bonus program metrics prior to the full impact of the global pandemic being felt by the broader economy, we failed to achieve the threshold levels for the key metrics established under our short-term incentive program, namely Adjusted EBITDA (50%) and comparable restaurant sales (SRS) (50%) metrics.

However, in recognition of the significant results and accomplishments noted above, the Compensation Committee determined to pay a discretionary cash bonus to its CEO and NEOs, at a level below target. Additionally, the market-based performance stock units previously issued to our CEO and one of our NEOs did not vest in 2020 given that the underlying stock price hurdles were not met.

____________

1          For further details regarding non-GAAP financial measures and a reconciliation to their most comparable GAAP measure, please see the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2021.

2020 CEO Compensation

For 2020, our CEO’s compensation is set forth below:

Compensation Element	2020 CEO Compensation Awards	Long-Term Incentive
Base Salary	$650,000	Onboard Grant	$750,000	(1)
Short-Term Incentive	$650,000	2020 Annual Grant	$661,600	(2)
Long-Term Incentive	$2,386,600	2020 Retention Grant	$975,000	(3)

____________

(1)      Pursuant to Mr. Stockinger’s Employment Agreement, Mr. Stockinger received a sign-on grant of restricted common stock of the Company pursuant to the Company’s 2012 Stock Incentive Plan with a target value of $3,000,000, which consisted of 50% time-based restricted stock of the Company granted on March 6, 2017 vesting 25% on each anniversary date over four years and 50% performance based restricted stock units of the Company granted on June 2, 2017. The sign-on grant is intended to represent awards for fiscal years 2017-2020.

(2)      Represents a grant of time-based restricted stock of the Company granted on April 29, 2020 vesting on each anniversary date over four years.

(3)      Represents a special one-time retention award of restricted stock of the Company granted on November 11, 2020 vesting 100% on the second anniversary of the vesting date.

Pay for performance is the most significant structural element of Fiesta’s executive compensation program. As shown below for 2020, nearly 65% of targeted CEO compensation was at risk and subject to performance or variable based upon our stock price.

CEO COMPENSATION
82.4% AT RISK OR STOCK PRICE VARIABLE
17.6%
17.6%
64.8%
Base Salary
Annual Incentive
LTI Award

Our 2020 performance and corresponding CEO short-term incentive bonus and long-term incentive achievement illustrates how our financial results are closely aligned with CEO compensation. Specifically, while our board and Compensation Committee recognized the continued, significant positive contributions from our CEO in the face of the COVID-19 global pandemic, including the Company’s ability’s to improve its SRS sequentially throughout the year and improved Restaurant-level Adjusted EBITDA and Consolidated Adjusted EBITDA, particularly during the final six months of 2020 and the progress we made against our key strategic initiatives, our CEO only received a modest discretionary cash bonus representing only a portion of his annual incentive bonus target, given that we did not achieve the performance levels established by our Compensation Committee pursuant to the short-term cash incentive program. Additionally, the threshold stock price for the initial performance stock unit tranche scheduled to vest in March 2020 was not met and all underlying Awards did not vest and were forfeited in March 2021.

Executive Compensation Philosophy

Fiesta’s compensation philosophy is designed to strike an appropriate balance between aligning executive compensation with financial performance and promoting retention. We strongly believe that our compensation program is aligned with this compensation philosophy and that the at-risk compensation components have delivered value and encouraged sustainable shareholder value creation.

Our executive compensation program is designed to achieve the following key objectives:

•        Motivate executives to enhance long-term shareholder value;

•        Reinforce Fiesta’s pay for performance culture by aligning executive compensation with Fiesta’s business objectives and financial performance;

•        Provide competitive market compensation that allows Fiesta to attract and retain talented high-quality executives; and

•        Use incentive compensation to promote desired behavior without encouraging unnecessary or excessive risk-taking.

Executive Compensation Components

Base Salary

The Compensation Committee reviews and considers salary increases of our NEOs on an annual basis, taking into consideration factors such as the Company’s compensation philosophy and strategy, the Company’s performance, individual executive performance and tenure, internal equity among executives, and competitive market pay levels.

Executive	2019 Annual Base Salary	2020 Annual Base Salary(1)	% Increase
Richard Stockinger	$650,000	$650,000	—
Dirk Montgomery	$475,000	$475,000	—
Louis DiPietro(2)	$365,000	$400,000	9.6%
Hope Diaz	$325,000	$325,000	—
Eladio (Willie) Romeo(3)	$240,000	$250,000	4.2%

____________

(1)      During the second quarter of 2020, the base salary of each of Messrs. Stockinger, Montgomery, DiPietro and Romeo and Ms. Diaz was temporarily reduced by 35%, 30%, 25%, 20% and 25%, respectively, and was fully restored to prior levels in the beginning of the third quarter of 2020.

(2)      Mr. DiPietro’s base salary was increased to $400,000, effective September 1, 2020.

(3)      Mr. Romeo’s base salary was increased to $250,000, effective October 1, 2020.

The board and the Compensation Committee approved a salary increase for Mr. DiPietro in connection with his appointment as Chief Legal and People Officer and in recognition of his increased responsibilities for the Company’s human resources function and for Mr. Romeo in connection with a rebalancing of his base salary and short term incentive bonus target in an effort to remain competitive with companies with which we compete for executive talent and attract the essential executive talent we believe is necessary for us to achieve our goals and objectives.

Short-Term Incentive

Beginning in 2018, the Company implemented a new short-term cash incentive program pursuant to which annual incentives were entirely formulaic based on financial results. The key metrics considered for purposes of determining whether an award is earned are Adjusted EBITDA (50%) and SRS metrics (50%).

For fiscal 2020, the performance measures comprising our short-term cash incentive bonus, our actual achievement during the performance period performance outcome for each measure (as reported in our Annual Report on Form 10-K) for the 2020 fiscal year were as follows:

Performance Measure	Threshold	Target	2020 Results	% Payout
Consolidated Adjusted EBITDA(1)	$56,880	$66,920	$44,980	0%
Company SRS	1.70%	2.00%	(14.5)%	0%
Pollo Tropical Adjusted EBITDA	$46,560	$54,780	$36,517	0%
Pollo Tropical SRS	3.32%	3.90%	(14.7)%	0%
Taco Cabana Adjusted EBITDA	$10,340	$12,170	$8,463	0%
Taco Cabana SRS	(0.60)%	(0.50)%	(14.4)%	0%

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(1)      Consolidated Adjusted EBITDA is a non-GAAP financial measure. For further details regarding non-GAAP financial measures and a reconciliation to their most comparable GAAP measure, please see the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2021.

As a result, the bonus payout achievement attributed to our annual incentive bonus program was scored at 0% of the target level. In 2020, while the annual performance metrics scored below threshold, the Compensation Committee determined that this outcome did not appropriately reflect management’s overall performance for 2020. To recognize the Company’s overall performance in the context of the broader challenges presented by the COVID-19 global pandemic, including the Company’s ability to improve its SRS sequentially throughout the year, improved Consolidated Adjusted EBITDA in the third and fourth quarters of 2020 compared 2019, particularly for the final six months of 2020, and the progress made against key strategic initiatives the Compensation Committee made the decision to apply discretion.

The following annual discretionary cash incentive bonuses were paid to each of our NEOs for fiscal 2020 performance. All awards are equal to 50% of each NEOs target based upon their base salary at year-end, consistent with the determination of the Compensation Committee as described above:

Executive	2020 Annual Incentive Bonus
Richard Stockinger	$325,000
Dirk Montgomery	$118,750
Louis DiPietro	$100,000
Hope Diaz	$97,500
Eladio (Willie) Romeo	$62,500

Long-Term Incentive

The Company has adopted a long-term incentive program that provides the opportunity for annual equity grants to the NEOs pursuant to the 2012 Stock Incentive Plan, as amended, which we refer to as the “Plan”. The purpose of the long-term incentive program is to align long-term pay with long-term performance goals by providing stock-based compensation that will reward executives for creating sustainable shareholder value. Additionally, in order to meet the Company’s executive officer retention goals, in November 2020 the Compensation Committee approved a special, one-time retention grant to its NEOs.

In early 2020, the Compensation Committee reviewed the grant mix for its executive officers and initially determined that a mix of 50% performance-based awards and 50% time-based awards was appropriate. Grants are determined pursuant to the target long-term incentive grant date value and typically granted annually in February or March on a grant date which is generally five business days following the announcement of the Company’s financial results for the prior fiscal year with annual vesting dates linked to the grant date. For 2020 only, however, given the uncertainty created by the COVID-19 global pandemic, and the extreme difficulty in properly determining appropriate performance metrics, the Compensation Committee determined to grant the Long-Term Incentive Awards entirely in restricted stock. Further, while the grants were not made until April 29, 2020, for purposes of calculating the award target value, the Compensation Committee utilized the closing price of the Company’s stock according to its prior precedent of reflecting a grant date five days following the release of the Company’s financial results for prior fiscal year. The Compensation Committee further determined as a matter of fairness and equity that this approach was appropriate given that the Company’s stock price had decreased from $8.91 on March 4, 2020 to $7.86 on April 29, 2020.

The measurement of the value of any restricted stock grant or performance stock unit grant has been and would be based upon the price of our common stock at the close of business on such grant date as noted above. Given that the Compensation Committee’s policy is to grant restricted stock and performance stock units on a fixed date, the Compensation Committee may have previously, or may in the future, grant restricted stock at a time when it, as well as the senior management, may be aware of material non-public information that, once made public, could either have a positive or negative effect on the price of our common stock.

In 2018, the performance stock unit portion of the annual equity grants to the NEOs (excluding the CEO) were structured to align with the CEO’s remaining closing price performance conditions. None of the closing conditions of this award were met and, as a result, were forfeited on March 6, 2021.

Annual Restricted Stock Grants

The use of restricted stock creates stock ownership opportunities and retention strength. On April 29, 2020, the restricted stock grants were made to the following NEOs employed on such date: Messrs. Stockinger, Montgomery, DiPietro and Romeo and Ms. Diaz were granted 84,175, 53,311, 28,676, 18,855 and 25,533 shares of restricted stock, respectively. The restricted stock awards granted on April 29, 2020 vest 25% on each anniversary date over four years. The annual grants were calculated at 70% of each executive’s annual base salary at the time of the grant and, as noted above, for consistency and fairness, the share price used to determine the number of shares subject to the awards was determined according to its prior precedent of reflecting a grant date and stock price of $7.86, five days following the release of the Company’s financial results for 2019. The following sets forth the target annual long-term grant date value (based on the closing price of the common stock on the date of grant for each NEO):

Executive	Target Long-Term Incentive $ Value
Richard Stockinger	$661,600
Dirk Montgomery	$419,000
Louis DiPietro	$225,400
Hope Diaz	$200,700
Eladio (Willie) Romeo	$148,200

Performance Stock Units

The use of performance stock units creates alignment between long-term pay and long-term company performance. Prior to 2020, each NEO was generally granted market-based performance stock units during the first 12 months following the date on which such NEO joins the Company. Commencing in 2021, the Compensation Committee will grant performance stock units as a material component to its NEOs long-term incentive awards. Such performance awards will vest based upon the achievement of certain long-term financial goals, initially over three-years, and comprise one-half of the annual long-term incentive award value.

As noted above, we did not grant performance units in 2020 due to the lack of visibility and difficulty in goal-setting.

Special Retention Restricted Stock Grant

Given the significant strategic initiatives underway by the Company and the value that the Board and Compensation Committee placed on the current executive leadership, the Compensation Committee reviewed, with the assistance of its compensation consultant, the retention value of the current outstanding awards held by its executive officers. Following such review, the Compensation Committee determined that the current outstanding awards were insufficient to provide the appropriate retention value desired by the Board for management, in each case representing a total value below or only slightly above such executive’s annual salary. In keeping with the intent to retain the executive team and the importance of consistency in leadership to manage through these unprecedented times, the Compensation Committee awarded to its executive officers, including the NEOs, restricted stock awards equal to one and one half times each recipient’s annual base salary valued at the closing market price of the Company’s common stock on November 11, 2020. Messrs. Stockinger, Montgomery, DiPietro and Romeo and Ms. Diaz were granted 92,681, 67,728, 57,034, 35,646 and 46,340 shares of restricted stock, respectively. The awards will vest in their entirety on the second anniversary of the date of grant to align with the timeline for many of the Company’s planned key strategic initiatives and, as a condition to the issuance of the awards, Mr. Montgomery, Mr. DiPietro, Ms. Diaz and Mr. Romeo were required to enter into an agreement to not compete with the Company for a period ending one year after such recipient’s termination of employment with the Company. The following sets forth the target long-term grant date value for the special retention awards (based on the closing price of the common stock on the date of grant) for each NEO:

Executive	Target Long-Term Incentive $ Value
Richard Stockinger	$975,000
Dirk Montgomery	$712,500
Louis DiPietro	$600,000
Hope Diaz	$487,500
Eladio (Willie) Romeo	$375,000

Additional Compensation Policies and Practices

Compensation Governance Highlights

•        Strong pay-for-performance alignment

•        Fully independent Compensation Committee

•        Fully independent compensation advisor reporting directly to the Compensation Committee

•        Compensation Clawback Policy in the event of a financial restatement

•        Executive and Outside Director stock ownership requirements

•        Prohibition on hedging and pledging of company stock

Executive Stock Ownership Guidelines

Executives of the Company are expected to acquire and continue to hold shares of the Company’s common stock having an aggregate market value which equals or exceeds a multiple of base salary as outlined below within five years of being named an executive.

The following sets forth the minimum stock ownership level for each NEO:

Executive	Salary Multiple
Richard Stockinger	3x
Dirk Montgomery	1x
Louis DiPietro	1x
Hope Diaz	1x
Eladio (Willie) Romeo	1x

Only actual shares owned by each executive, including direct and indirect ownership as reported to the SEC, count toward compliance with these guidelines.

Compensation Clawback Policy

The Company has adopted a compensation clawback policy. The NEOs are covered by the policy, which enables the board of directors to seek repayment of incentive compensation that was paid based on financial results that are subsequently restated whereby the amount of incentive compensation that would have been awarded or earned based on the restated financial results is lower than what was paid based on the original financial results. This policy will be reviewed from time to time to ensure that it is compliant with any SEC requirements.

Executive Compensation Roles and Responsibilities

Compensation Committee

The Compensation Committee establishes the overall compensation philosophy and strategy for the NEOs, determines the Chief Executive Officer’s compensation, and reviews and approves compensation levels, plan designs, policies, and practices that it believes are aligned with this philosophy and strategy and that are in the best interests of the Company and its shareholders. Although the Compensation Committee receives input from the Chief Executive Officer (particularly with respect to the other NEOs), executive leadership, and its independent compensation advisor, the Compensation Committee makes its own independent determinations regarding executive compensation.

Chief Executive Officer

The Chief Executive Officer attends portions or all of certain Compensation Committee meetings and makes specific recommendations to the Compensation Committee with respect to each NEO’s compensation other than his own. This information is reviewed and considered by the Compensation Committee along with all other relevant factors and circumstances. The Chief Executive Officer is never present when the Compensation Committee meets in executive sessions to discuss the compensation of the NEOs.

Executive Leadership

Various members of executive leadership provide information from time to time either to the Chief Executive Officer or to the Compensation Committee directly. For example, the Chief Financial Officer provides information regarding financial performance and payouts under the short-term incentive program and the Chief Legal and People Officer provides information regarding executive compensation policies and practices such as stock ownership requirements.

Independent Compensation Advisor

The Compensation Committee has the authority to retain a compensation advisor. Since 2012, the Compensation Committee has annually chosen to retain Pearl Meyer as its compensation advisor. In selecting Pearl Meyer, the Compensation Committee considered the SEC’s independence criteria and concluded that Pearl Meyer is independent per the criteria and that the work of Pearl Meyer did not raise any conflicts of interest. Pearl Meyer reports directly to the Compensation Committee and provides no other services to the Company. Pearl Meyer’s services to the Compensation Committee include providing periodic data and information regarding market pay practices and trends, as well as assisting in the development of appropriate compensation program designs and policies, and the preparation of the CD&A. The Compensation Committee has been satisfied with Pearl Meyer’s services.

Change of Control Agreements

The Stockinger Employment Agreement provides for certain potential enhanced benefits upon a termination of employment following a change of control of the Company which is further described on pages 42 and 43 of this Proxy Statement.

During 2020, the Company did not have change of control agreements with any of its other NEOs.

The Plan and individual award agreements for awards of restricted stock and performance stock units contain a change of control provision. Under the Plan and individual award agreements for restricted stock, in the event of a change of control of the Company, the vesting provisions on all outstanding unvested restricted shares shall be accelerated and such shares will become fully vested and free of all restrictions. With regard to performance stock units, in the event of a change of control, if the performance stock unit awards (i) are not continued by the Compensation Committee, or not assumed or replaced in an equitable manner to the holder by the successor entity or company after a change in control, then a portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest, and (ii) are continued by the Compensation Committee, or are assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control and if the holder of such performance stock unit award is terminated by the Company for reasons other than cause (as defined under the Plan) or the result of a voluntary termination by the holder, or employment is terminated by the holder for good reason (as defined under the Plan) within one year of the date of the change of control, a portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest.

The Role of Benchmarking

The Compensation Committee periodically requests data and information regarding the pay practices and program designs of other, similar companies. However, the Compensation Committee does not benchmark or target a specified pay level or percentile, nor does it follow the practices of similar companies. Instead, the Compensation Committee considers this information along with all other relevant facts and circumstances facing the Company and the executives. Such factors include Company performance, individual executive performance, internal equity, succession planning, affordability, return on investment, accounting expense, tax deductibility and shareholder dilution. During 2020, the Compensation Committee did not request such data and information.

Retirement Benefits

The Company provides and maintains a 401(k) Savings Plan, which we refer to as the “401(k) Plan”, and a Deferred Compensation Plan, which we refer to as the “Deferred Compensation Plan”, which are intended to provide the Company’s team members with a competitive tax-deferred long-term savings vehicle. The 401(k) Plan is a qualified 401(k) plan and the Deferred Compensation Plan is a non-qualified deferred compensation plan. The NEOs were not eligible to participate in a qualified 401(k) plan once they have been excluded as “highly compensated” employees (as defined under the Code). Under the Deferred Compensation Plan, eligible employees may elect to voluntarily defer portions of their base salary and annual bonus. An eligible employee may elect, with a deferral agreement, to defer all or a specified amount or percentage of base salary and, if applicable, all or a specified amount or percentage of cash bonuses. All amounts deferred by the participants earn interest at 8% per annum. The Company does not provide any matching contributions to the Deferred Compensation Plan.

Executive Perquisites

In December 2018, the Compensation Committee approved a monthly housing allowance to be paid to Mr. DiPietro in the amount of $1,500. Total housing allowance payments to Mr. DiPietro in 2020 totalled $18,692. In August 2019, the Compensation Committee approved a monthly housing allowance to be paid to Mr. Montgomery in the amount of $1,500. Total housing allowance payments to Mr. Montgomery in 2020 totalled $18,692.

Tax Implications

The Compensation Committee has considered the impact of Section 162(m) of the Code. This section disallows a tax deduction for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless compensation is performance-based. It is the intent of the Company and the Compensation Committee to maximize the deductibility of our executives’ compensation whenever possible. However, the Compensation Committee does not believe that compensation decisions should be based solely upon the amount of compensation that is deductible for federal income tax purposes. Accordingly, the Compensation Committee reserves the right to award compensation that is or could become non-deductible when it believes that such compensation is consistent with our strategic goals and in our best interests.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

COMPENSATION COMMITTEE
PAUL E. TWOHIG (Chairman)
NICHOLAS P. SHEPHERD
STACEY RAUCH

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the fiscal year ended January 3, 2021 were Paul Twohig, Stacey Rauch, Nicholas P Shepherd and Brian P. Friedman (until October 19, 2020). None of the members of the Compensation Committee were, during such year, an officer of the Company or any of our subsidiaries or had any relationship with us other than serving as a director except that Mr. Friedman is employed by an affiliate of Jefferies LLC which provided advisory services to the Company as described above and Jefferies Finance LLC who served as lead arranger and sole bookrunner under the Company’s Senior Credit Facility as described above. In addition, no executive officer served as a director or a member of the compensation committee of any other entity, other than any subsidiary of the Company, and which such other entity’s (other than any subsidiary of the Company) executive officers served as a director of the Company or on our Compensation Committee. None of the members of our Compensation Committee had any relationship required to be disclosed under this caption under the rules of the SEC.

Summary Compensation Table

The following table summarizes historical compensation awarded, paid to or earned by the NEOs for the fiscal year ended January 3, 2021, December 29, 2019 and December 30, 2018.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Richard C. Stockinger	2020	$593,125	$325,000	$1,636,600	(4)					$2,554,725
Chief Executive Officer	2019	$575,000	$115,000	—		—	—	—	—	$690,000
and President(4)	2018	$550,000	$—	—		—	—	—	—	$550,000
Dirk Montgomery(5)	2020	$439,375	$118,750	$1,131,500		—	—	—	18,692	$1,708,317
Sr. Vice President, Chief Financial Officer and Treasurer	2019	$146,154	$178,000	$175,400		—	—	—	5,538	$505,092
Louis DiPietro	2020	$353,854	$100,000	$825,400		—	—	—	18,692	$1,297,946
Sr. Vice President, Chief Legal and People Officer, General Counsel and Secretary(6)	2019	$352,500	$38,750	$139,437		—	—	—	18,000	$548,687
Hope Diaz Sr. Vice President, Chief Marketing Officer	2020	$304,688	$172,500	$688,200		—	—	—	—	$1,165,388
Eladio Romeo Sr. Vice President, Operations, Pollo Tropical	2020	$230,500	$62,500	$523,200		—	—	—	—	$816,200

____________

(1)      Amounts for Mr. Stockinger include cash awards paid in fiscal year 2021 with respect to services rendered in fiscal year 2020 and cash awards paid in fiscal year 2020 with respect to services rendered in fiscal year 2019. Amounts for Mr. Montgomery include cash awards paid in fiscal year 2021 with respect to services rendered in fiscal year 2020 and cash awards paid in fiscal year 2020 with respect to services rendered in fiscal year 2019. Mr. Montgomery received a $178,000 cash award paid in fiscal year 2020, which must be repaid if Mr. Montgomery terminates his employment within one year of the payment date, pursuant to the Montgomery Letter Agreement, which is further described on page 38 of this Proxy Statement. Amounts for Mr. DiPietro include cash awards paid in fiscal year 2021 with respect to services rendered in fiscal year 2020 and cash awards paid in fiscal year 2020 with respect to services rendered in fiscal year 2019. Amounts for Ms. Diaz include cash awards paid in fiscal year 2021 with respect to services rendered in fiscal year 2020. Ms. Diaz is entitled to receive a $375,000 cash award paid in five equal installments of $75,000, pursuant to the Diaz Letter Agreement, which is further described on page 39 of this Proxy Statement. Amounts for Mr. Romeo include cash awards paid in fiscal year 2021 with respect to services rendered in fiscal year 2020.

(2)      These amounts represent the aggregate grant date fair value of restricted stock, performance restricted stock units and market-based performance restricted stock units granted and approved by the Compensation Committee in each of the fiscal years presented and are consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. These amounts reflect the grant date fair value for these awards and do not correspond to the actual value that will be recognized by the NEOs. The actual value, if any, that a NEO may realize will depend on the stock price at the date of vesting. These grants are included and discussed further in the tables below under “Outstanding Equity Awards at Fiscal Year-End”. In terms of shares, awards granted in 2018 were comprised of 50% restricted stock and 50% marked-based performance restricted stock units. Awards granted to Mr. DiPietro in 2019 were comprised of 50% restricted stock and 50% marked-based performance restricted stock units. Awards granted in 2020 were comprised entirely of restricted stock.

(3)      Represents housing allowance paid to Mr. DiPietro beginning in January 2019 and to Mr. Montgomery beginning in September 2019.

(4)      Pursuant to Mr. Stockinger’s Employment Agreement, Mr. Stockinger received a sign-on grant of restricted common stock of the Company pursuant to the Company’s 2012 Stock Incentive Plan with a target value of $3,000,000, which consisted of 50% time-based restricted stock of the Company granted on March 6, 2017 vesting 25% on each anniversary date over four years and 50% performance based restricted stock units of the Company granted on June 2, 2017. The grant is intended to represent awards for fiscal years 2017-2020 but has been excluded from the amounts above attributable to each of 2018, 2019, and 2020. The stock price performance criteria for the performance stock award was not met and all underlying awards did not vest and were forfeited in March 2021.

(5)      Mr. Montgomery joined the Company as Senior Vice President, Chief Financial Officer and Treasurer on September 9, 2019. With respect to 2019, the amount on the table reflects base compensation earned by Mr. Montgomery from September 9, 2019 through December 29, 2019.

(6)      Mr. DiPietro has served as Senior Vice President, Chief Legal Officer and Secretary since December 17, 2018 and Chief People Officer since September 1, 2020.

Stockinger Employment Agreement

Mr. Stockinger was appointed Chief Executive Officer and President of the Company effective February 28, 2017. On February 24, 2017, the Company entered into an Executive Employment Agreement with Mr. Stockinger, which we refer to as the “Stockinger Employment Agreement” pursuant to which Mr. Stockinger will earn a base salary of $550,000 per year which can be increased at the sole discretion of the Compensation Committee. Pursuant to the Stockinger Employment Agreement, Mr. Stockinger was (i) eligible to receive a short term cash incentive bonus equal to at least 100% of Mr. Stockinger’s then base salary based upon attainment of objectives to be established by the Compensation Committee, (ii) received a sign on grant of restricted common stock of the Company pursuant to the Plan with a value of $3,000,000 (based on the closing price of the Company’s common stock on March 6, 2017) which consisted of 50% time-based restricted stock of the Company (granted to Mr. Stockinger on March 6, 2017) vesting 25% on each anniversary date over four years and 50% market-based performance restricted stock units of the Company (granted to Mr. Stockinger on June 2, 2017) vesting 25% on each anniversary date over four years if the performance conditions and metrics, which are to be determined by the Compensation Committee, are achieved, and (iii) commencing with our 2021 fiscal year (or such earlier time as may be determined by the Compensation Committee in its sole discretion), will be entitled to receive additional annual long-term incentive awards as may be determined by the Compensation Committee.

The Stockinger Employment Agreement provides that if Mr. Stockinger’s employment with the Company is terminated by the Company for Cause (as defined in the Stockinger Employment Agreement) or if his employment with the Company ends due to death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or voluntary termination of employment by Mr. Stockinger without Good Reason (as defined in the Stockinger Employment Agreement), he shall be entitled to receive (i) any earned but unpaid compensation, (ii) solely with respect to Mr. Stockinger’s termination for death or “permanent and total disability”, any earned but unpaid bonus for any completed year prior to the date of termination and (iii) any other amounts or benefits owing to Mr. Stockinger under the terms of any employee benefit plan of the Company or, in the case of equity-based compensation awards, under the terms of the equity award plan or applicable award agreement, which we refer to as the “Accrued Benefits”.

The Stockinger Employment Agreement also provides that if Mr. Stockinger’s employment with the Company is terminated by the Company without Cause or for reasons other than death or “permanent and total disability” or is voluntarily terminated by Mr. Stockinger for Good Reason, he shall be entitled to receive (i) 1.5 times his then base salary, to be paid at least monthly, for a period of twelve months, (ii) any earned but unpaid bonus for any completed year prior to the date of termination plus a pro rata portion of any annual bonus that Mr. Stockinger would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the payment by the Company of premium payments for a period of up to twelve months if Mr. Stockinger and his dependents elect coverage under the Company’s health insurance plan pursuant to the Consolidated Omnibus Budget Reconciliation Act, which we refer to as “COBRA”, (iv) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination and (v) the Accrued Benefits (except as otherwise may be provided in connection with a Change of Control (as defined in the Stockinger Employment Agreement)).

If within one year after the occurrence of a Change of Control (as defined in the Stockinger Employment Agreement), Mr. Stockinger’s employment with the Company is terminated by the Company without Cause and for reasons other than death or “permanent and total disability” or is voluntarily terminated by Mr. Stockinger for Good Reason, then Mr. Stockinger shall be entitled to (i) 2.0 times his then base salary, payable in a lump sum (ii) any earned but unpaid bonus for any completed year prior to the date of termination plus a pro rata portion of any annual bonus that

Mr. Stockinger would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the acceleration of the vesting provisions of Mr. Stockinger’s outstanding unvested time-based restricted stock awards, (iv) the acceleration of the vesting provisions of a portion of Mr. Stockinger’s outstanding market-based performance restricted stock unit awards that would have vested as of the scheduled vesting date if the Company were to have achieved the target performance level for the performance period, if (x) such awards are not continued by the Compensation Committee or not assumed or replaced in an equitable manner by the successor entity after a Change of Control or (y) such awards are continued by the Compensation Committee, or are assumed or replaced in an equitable manner by the successor entity after a Change of Control and, within one year after the date of Change of Control, Mr. Stockinger’s employment is terminated without Cause and for reasons other than death or “permanent disability” or voluntarily terminated by Mr. Stockinger for Good Reason, (v) the payment by the Company of premium payments for a period of up to twelve months if Mr. Stockinger and his dependents elect coverage under the Company’s health insurance plan pursuant to COBRA, (vi) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination and (vii) the Accrued Benefits.

Mr. Stockinger, pursuant to the Stockinger Employment Agreement, agreed, for a period of two years following his termination of employment with the Company, not to directly or indirectly solicit for employment or employ any person who is or was employed by the Company within six months prior to his termination date.

Additionally, under the Stockinger Employment Agreement, Mr. Stockinger agreed for a period of eighteen months following his termination of employment with the Company, not to be employed by or associated with as employee, consultant, director, or in any other equivalent capacity, any company operating Tex-Mex or Mexican-themed quick-service, quick-casual, fast-casual or casual dining restaurants, or any company operating Caribbean or Hispanic-themed quick-service, quick-casual, fast-casual or casual dining restaurants which feature grilled chicken as the primary or central menu item.

Montgomery Letter Agreement and Montgomery Agreement

Pursuant to the terms of an offer letter between Fiesta Restaurant Group and Mr. Montgomery entered into on September 9, 2019, which we refer to as the “Montgomery Letter Agreement”, Mr. Montgomery’s annual base salary will be $475,000 (“Montgomery Base Salary”) and his incentive bonus target will be set at 50% of the Montgomery Base Salary subject to the terms of the Company’s applicable bonus plan and in the discretion of the Company’s Compensation Committee. Mr. Montgomery will be eligible to receive a one-time special incentive bonus of $178,000 which will be payable on or before March 15, 2020 (the “Montgomery Incentive Bonus Amount”), provided that the Montgomery Incentive Bonus Amount is subject to forfeiture and must be refunded in the event Mr. Montgomery voluntarily terminates his employment with the Company within one year of the payment date. On September 9, 2019 (the “Montgomery Start Date”), Mr. Montgomery received an award of 20,000 restricted shares of the Company’s common stock (the “Montgomery Stock Award”) pursuant to the Company’s 2012 Stock Incentive Plan, as amended (the “Plan”) which will vest in two equal installments of (i) 50% on the second anniversary of the Montgomery Start Date and (ii) 50% on the fourth anniversary of the Montgomery Start Date or in the event of Mr. Montgomery’s termination of employment by the Company without cause (as defined in the Company’s form award agreement) or termination of employment with the Company by Mr. Montgomery for good reason (as defined in the Company’s form award agreement). Mr. Montgomery is also eligible to receive an annual stock award with a market value of the shares on the date of the award equal to $475,000, pursuant to the Plan subject to the final discretion and approval of the Company’s Compensation Committee and to be granted with such terms and at such time as applicable to the Company’s other executive officers. Mr. Montgomery will receive a $1,500 per month temporary living allowance for costs related to living in Addison, Texas subject to change or cancellation at any time in the Company’s sole discretion, provided that if Mr. Montgomery permanently relocates or if his employment with the Company terminates for any reason, such allowance payment will cease.

On September 9, 2019, the Company and Mr. Montgomery entered into an Agreement (the “Montgomery Agreement”) which provides for severance payments by the Company upon termination of Mr. Montgomery’s employment by the Company without cause (as defined in the Montgomery Agreement), for reasons other than death or “permanent and total disability” or termination of employment with the Company by Mr. Montgomery for good reason (as defined in the Montgomery Agreement). The severance payments will include an amount equal to one (1) times Mr. Montgomery’s annual base salary in effect prior to the date of termination of employment and an amount equal to the pro rata portion of the aggregate bonus that Mr. Montgomery would have been entitled to receive in the fiscal year of the date of termination of employment.

DiPietro Offer Letter and Agreement

Pursuant to an offer letter dated November 2, 2018, revised November 8, 2018, between the Company and Mr. DiPietro, which we refer to as the “DiPietro Offer Letter”, Mr. DiPietro is entitled to a base salary of $340,000 which is eligible for discretionary annual increases in January 2019. Pursuant to the DiPietro Offer Letter, Mr. DiPietro is entitled to a bonus target of 60% of his annual base salary commencing in 2018 subject to the terms of the Company’s applicable bonus plan and the discretion of the Compensation Committee. Pursuant to the DiPietro Offer Letter, Mr. DiPietro is eligible for annual equity grants of $225,000 subject to the discretion of the Compensation Committee which are expected to be comprised of 50% restricted stock awards that vest 25% on each anniversary date and 50% based on performance-based criteria to be determined prior to the date of grant. The DiPietro Offer Letter also provides that Mr. DiPietro is entitled to a housing allowance of $1,500 per month which may be terminated by the Company in its discretion.

On December 18, 2018, the Company and Mr. DiPietro entered into an Agreement which we refer to as the “DiPietro Agreement”, a summary of which is provided on page 44 of this Proxy Statement.

Diaz Offer Letter and Agreement

Pursuant to an offer letter dated August 6, 2019 between the Company and Ms. Diaz, which we refer to as the “Diaz Offer Letter”, Ms. Diaz is entitled to a base salary of $325,000. Pursuant to the Diaz Offer Letter, Ms. Diaz is entitled to a bonus target of 60% of her annual base salary subject to the terms of the Company’s applicable bonus plan and the discretion of the Compensation Committee. The Diaz Offer Letter also provides Ms. Diaz with a sign-on bonus of $150,000 to be paid on or before March 15, 2020, provided that if Ms. Diaz employment with the Company ceases within 12 months of Ms. Diaz’s first date of employment with the Company, Ms. Diaz must refund the amount of such sign-on bonus to the Company. Further, the Diaz Offer Letter provides Ms. Diaz with a one-time special retention bonus of $375,000 which will be paid over five (5) years in equal annual installments of $75,000 per year. The first payment was on January 1, 2020. Ms. Diaz is eligible for annual equity grants of $227,500 subject to the discretion of the Compensation Committee which are expected to be comprised of 25% restricted stock awards that vest 25% on each anniversary date, 25% stock options and 50% based on performance-based criteria to be determined prior to the date of grant.

On August 6, 2019, the Company and Ms. Diaz entered into an Agreement, which we refer to as the “Diaz Agreement”, a summary of which is provided on page 44 of this Proxy Statement.

Romeo Agreement

On February 24, 2020, the Company and Mr. Romeo entered into an Agreement, which we refer to as the “Romeo Agreement”, a summary of which is provided on page 44 of this Proxy Statement.

Grants of Plan-Based Awards

The following table provides certain historical information regarding grants of plan-based awards made to the NEOs during the fiscal year ended January 3, 2021:

Name	Grant Date	Approval Date	Estimated Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards Maximum (#)	All Other Stock Awards: Number of Shares or Units (#)(1)	Grant Date Fair Value of Stock Awards(2)
Richard C. Stockinger	04/29/2020	04/29/2020	—	—	84,175	661,600
	11/11/2020	11/03/2020	—	—	92,681	975,000
Dirk Montgomery	04/29/2020	04/29/2020	—	—	53,311	419,000
	11/11/2020	11/03/2020	—	—	67,728	712,500
Louis DiPietro	04/29/2020	04/29/2020	—	—	28,676	225,400
	11/11/2020	11/03/2020	—	—	57,034	600,000
Hope Diaz	04/29/2020	04/29/2020	—	—	25,533	200,700
	11/11/2020	11/03/2020	—	—	46,340	487,500
Eladio (Willie) Romeo	04/29/2020	04/29/2020	—	—	18,855	148,200
	11/11/2020	11/03/2020	—	—	35,646	375,000

____________

(1)      Amounts shown in this column reflect the number of restricted shares granted to each NEO pursuant to the Plan during 2020. The restricted shares granted to all NEOs on April 29, 2020 vest over four years, 25% on each anniversary date and the restricted shares granted to all NEOs on November 11, 2020 vest in full on the second anniversary date.

(2)      The value of the restricted shares of common stock granted in 2020 was calculated by multiplying the number of shares awarded by the market closing price of our common stock on the grant date. The grant date fair value for the April 29, 2020 grant was $7.86 per share and the grant date fair value for the November 11, 2020 grant was $10.52.

2012 Stock Incentive Plan.    The Plan provides for the grant of stock options and stock appreciation rights, stock awards, performance awards, outside director stock options, and outside director stock awards. Any officer, employee, associate, director and any consultant or advisor providing services to us are eligible to participate in the Plan.

The Plan is administered by the Compensation Committee which approves awards and may base its considerations on recommendations by our Chief Executive Officer. The Compensation Committee has the authority to (1) approve plan participants, (2) approve whether and to what extent stock options, stock appreciation rights, stock awards, and performance awards are to be granted and the number of shares of stock to be covered by each award (other than an outside director award), (3) approve forms of agreement for use under the Plan, (4) determine terms and conditions of awards (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver or forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any award), (5) modify, amend or adjust the terms and conditions of any award, (6) determine the fair market value, and (7) determine the type and amount of consideration to be received by us for any stock award issued.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all equity awards that were not vested at the January 3, 2021 fiscal year end for each of the NEOs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard C. Stockinger	—	—	—	—	—	18,071	(2)	$206,009	—		—
						84,175	(3)	$959,595
						92,681	(4)	$1,056,563
	—	—	—	—	—	—			72,290	(5)	$824,106
Dirk Montgomery	—	—	—	—	—	20,000	(6)	$228,000	—		—
						53,311	(3)	$607,745
						67,728	(4)	$772,099
Louis DiPietro	—	—	—	—	—	5,755	(7)	$65,607	—		—
						28,676	(3)	$326,906
						57,034	(4)	$650,188
									15,348	(5)	$174,967
Hope Diaz	—	—	—	—	—	25,533	(3)	$291,076	—		—
						46,340	(4)	$528,276
Eladio (Willie) Romeo	—	—	—	—	—	601	(2)	$6,851	—		—
						1,336	(8)	$15,230
						2,558	(9)	$29,161
						18,855	(3)	$214,947
						35,646	(4)	$406,364

____________

(1)      The market value of the restricted stock awards and the market-based performance awards was determined based on the closing price of our common stock on the last trading day of the fiscal year, December 31, 2020, which was $11.40.

(2)      Represents restricted shares of common stock that vest on March 6, 2021.

(3)      Represents restricted shares of common stock that vest in increments of one-fourth on each of April 29, 2021, April 29, 2022, April 29, 2023 and April 29, 2023.

(4)      Represents restricted shares of common stock that vest on November 11, 2022.

(5)      Represents market-based performance restricted stock units that vest on March 6, 2021, subject to continued service and attainment of specified share prices of our common stock. If the specified target stock price is not met for the performance period, the unearned units will be terminated. The specified target stock prices for the tranche vesting on March 6, 2021 were not met and 72,290 units for Mr. Stockinger and 15,348 units for Mr. DiPietro did not vest and were terminated in March 2021.

(6)      Represents restricted shares of common stock that vest in increments of one-half on each of September 9, 2021 and September 9, 2023.

(7)      Represents restricted shares of common stock that vest in increments of one-third on each of March 4, 2021, March 4, 2022 and March 4, 2023.

(8)      Represents restricted shares of common stock that vest in increments of one-half on each of March 5, 2021 and March 5, 2022.

(9)      Represents restricted shares of common stock that vest in increments of one-third on each of March 31, 2021, March 31, 2022 and March 31, 2023.

Options Exercised and Stock Vested

The following table provides summary information about options exercised by our NEOs and shares of restricted stock that vested during the fiscal year ended January 3, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Richard C. Stockinger	—	—	18,073	$134,644
Dirk Montgomery	—	—	—	—
Louis DiPietro	—	—	1,919	$17,098
Hope Diaz	—	—	—	—
Eladio (Willie) Romeo	—	—	2,301	$14,887

____________

(1)      Based on the closing price of our common stock on the date of vesting.

Non-Qualified Deferred Compensation

We have adopted a Deferred Compensation Plan for employees not eligible to participate in our Retirement Savings Plan, which we refer to as the “Retirement Plan”, because they have been excluded as “highly compensated” employees (as so defined in the Retirement Plan), to voluntarily defer portions of their base salary and annual bonus. An eligible employee may elect, on a deferral agreement, to defer all or a specified percentage of base salary and, if applicable, all or a specified percentage of cash bonuses. We do not match any portion of the funds.

The following table describes contributions, earnings and balances at January 3, 2021 under our Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Richard C. Stockinger	—	—	—	—	—
Dirk Montgomery	—	—	—	—	—
Louis DiPietro	—	—	—	—	—
Hope Diaz	—	—	—	—	—
Eladio (Willie) Romeo	1,700	—	838	—	14,436

____________

(1)      These amounts represent the above-market portion of earnings on compensation deferred by the NEO under our nonqualified Deferred Compensation Plan. Earnings on deferred compensation are considered to be above-market to the extent that the rate of interest exceeds 120% of the applicable federal long-term rate. At January 3, 2021, 120% of the federal long-term rate was 1.63% per annum, respectively, and the interest rate paid to participants was 8% per annum.

(2)      Amounts reported in this column include contributions made by the NEO prior to 2020.

Potential Payments upon Termination or Change-of-Control

Stockinger Employment Agreement

The Stockinger Employment Agreement provides that if Mr. Stockinger’s employment with the Company is terminated by the Company for Cause (as defined in the Stockinger Employment Agreement) or if his employment with the Company ends due to death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or voluntary termination of employment by Mr. Stockinger without Good Reason (as defined in the Stockinger Employment Agreement), he shall be entitled to receive (i) any earned but unpaid compensation, (ii) solely with respect to Mr. Stockinger’s termination for death or “permanent and total disability”, any earned but unpaid bonus for any completed year prior to the date of termination and (iii) the Accrued Benefits.

The Stockinger Employment Agreement also provides that if Mr. Stockinger’s employment with the Company is terminated by the Company without Cause or for reasons other than death or “permanent and total disability” or is voluntarily terminated by Mr. Stockinger for Good Reason, he shall be entitled to receive (i) 1.5 times his then base salary, to be paid at least monthly, for a period of twelve months, (ii) any earned but unpaid bonus for any completed year prior to the date of termination plus a pro rata portion of any annual bonus that Mr. Stockinger would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the payment by the Company of premium payments for a period of up to twelve months if Mr. Stockinger and his dependents elect coverage under the Company’s health insurance plan pursuant to the Consolidated Omnibus Budget Reconciliation Act, which we refer to as “COBRA”, (iv) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination and (v) the Accrued Benefits (except as otherwise may be provided in connection with a Change of Control).

If within one year after the occurrence of a Change of Control (as defined in the Stockinger Employment Agreement), Mr. Stockinger’s employment with the Company is terminated by the Company without Cause and for reasons other than death or “permanent and total disability” or is voluntarily terminated by Mr. Stockinger for Good Reason, then Mr. Stockinger shall be entitled to (i) 2.0 times his then base salary, payable in a lump sum (ii) any earned but unpaid bonus for any completed year prior to the date of termination plus a pro rata portion of any annual bonus that Mr. Stockinger would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the acceleration of the vesting provisions of Mr. Stockinger’s outstanding unvested time-based restricted stock awards, (iv) the acceleration of the vesting provisions of a portion of Mr. Stockinger’s outstanding market-based performance restricted stock unit awards that would have vested as of the scheduled vesting date if the Company were to have achieved the target performance level for the performance period, if (x) such awards are not continued by the Compensation Committee or not assumed or replaced in an equitable manner by the successor entity after a Change of Control or (y) such awards are continued by the Compensation Committee, or are assumed or replaced in an equitable manner by the successor entity after a Change of Control and, within one year after the date of Change of Control, Mr. Stockinger’s employment is terminated without Cause and for reasons other than death or “permanent disability” or voluntarily terminated by Mr. Stockinger for Good Reason, (v) the payment by the Company of premium payments for a period of up to twelve months if Mr. Stockinger and his dependents elect coverage under the Company’s health insurance plan pursuant to COBRA, (vi) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination and (vii) the Accrued Benefits.

The following table summarizes estimated benefits that would have been payable to Mr. Stockinger (a) if his employment had been terminated on January 3, 2021 (i) by us without Cause (as defined in the Stockinger Employment Agreement) or for reasons other than death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or by Mr. Stockinger for Good Reason (as defined in the Stockinger Employment Agreement), (ii) by us for Cause or by Mr. Stockinger without Good Reason, (iii) upon “permanent and total disability”, (iv) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or By Employee for Good Reason	Terminated for Cause or By Employee Without Good Reason	Disability	Death	Change of Control
Severance(1)	$975,000	$—	$—	$—	$1,300,000
Bonus(2)	—	—	—	—	—
Accrued Vacation(3)	50,000	50,000	50,000	50,000	50,000
Deferred Compensation Plan(4)	—	—	—	—	—
Outplacement	25,000	—	25,000	—	25,000
COBRA(5)	9,968	—	—	—	—
Equity(6)	2,222,168	—	2,961,663	2,961,663	3,046,274
Total	$3,282,136	$50,000	$3,036,663	$3,011,663	$4,421,274

____________

(1)      Reflects a cash lump sum payment in the amount equal to one and one-half year salary in effect on January 3, 2021 upon a termination by the Company without cause or by Mr. Stockinger for good reason. Reflects a cash lump sum payment in the

____________

amount equal to two times the yearly salary in effect on January 3, 2021 upon a termination by the Company without cause and for reasons other than death or “permanent and total disability” or termination by Mr. Stockinger for good reason within one year of the occurrence of a change of control (as defined in the Stockinger Employment Agreement).

(2)      Does not include a 2020 discretionary bonus of $325,000 approved in 2021.

(3)      Actual earned vacation accrual as of January 3, 2021.

(4)      Mr. Stockinger did not participate in the deferred compensation plan.

(5)      COBRA coverage will be paid for one year based on his current health election.

(6)      All unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement), or by the NEO for good reason (as defined under the applicable award agreement), or due to death or disability or upon a change of control. For the market-based performance restricted stock units granted to Mr. Stockinger in 2017, if Mr. Stockinger’s employment with the Company terminates due to death or disability prior to the end of a performance period, a portion of the units shall immediately vest. The number of units that will vest is calculated as the number of units that would vest as of the applicable scheduled vesting date, if the Company were to achieve the applicable target stock price for the applicable performance period, multiplied by a fraction. The numerator of the fraction is the number of days between the grant date and the date Mr. Stockinger’s employment ended, and the denominator is the number of days in the applicable performance period. If Mr. Stockinger’s employment with the Company is terminated by us without cause (as defined under the applicable award agreement) or by Mr. Stockinger for good reason (as defined under the applicable award agreement), the market-based performance restricted stock units shall continue until the scheduled vesting dates and be subject to the market performance criteria for the applicable performance period. If Mr. Stockinger’s employment with the Company is terminated by us for cause, or if Mr. Stockinger retires or otherwise voluntarily terminates his employment with the Company, the market-based performance restricted stock units will be forfeited. If Mr. Stockinger’s employment with the Company is terminated due to change of control (as defined under the applicable award agreement), (i) if the award of market-based performance restricted stock units is not continued by the Compensation Committee, or not assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control, then a portion of the market-based performance restricted stock units that would have vested as of the applicable scheduled vesting date if the Company were to have achieved the applicable target market price for the applicable performance period shall immediately vest, and (ii) if the award of market-based performance restricted stock units is continued by the Compensation Committee, or is assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control and if Mr. Stockinger’s employment is terminated within one year after the date of the occurrence of a change of control by the Company without cause and for reasons other than death or disability or voluntarily, by Mr. Stockinger for good reason, a portion of the market-based performance restricted stock units that would have vested as of the applicable scheduled vesting date if the Company were to have achieved the applicable target market price for the applicable performance period shall immediately vest. The amounts are based on the unvested shares held by Mr. Stockinger at January 3, 2021 and the closing price of our common stock on December 31, 2020 of $11.40.

Other Named Executive Officers

Montgomery Agreement, DiPietro Agreement, Diaz Agreement and Romeo Agreement

Each of the Montgomery Agreement, the DiPietro Agreement, the Diaz Agreement and the Romeo Agreement provides that upon a termination of Mr. Montgomery’s, Mr. DiPietro’s, Ms. Diaz’s or Mr. Romeo’s, as applicable, employment by the Company without Cause (as defined in the applicable agreement) or termination of such executive’s employment by such executive with Good Reason (as defined the applicable agreement), such executive is entitled to (i) an amount equal to one times such executive’s highest annual base salary in effect prior to the date such executive’s employment is terminated (plus interest equal to the Prime Rate (as defined in the applicable agreement) plus three percent, with such interest accruing from the date of termination of employment until the date of payment) and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan (as defined in the applicable agreement) for the year in which such executive’s employment is terminated (plus any earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which such executive’s employment is terminated).

The following table summarizes estimated benefits that would have been payable to Mr. Montgomery (a) if his employment had been terminated on January 3, 2021 (i) by us without Cause or by Mr. Montgomery for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or by Employee for Good Reason	Disability	Death	Change of Control
Severance(1)	$475,000	$—	$—	$—
Bonus(2)	—	—	—	—
Accrued Vacation(3)	27,404	27,404	27,404	27,404
Deferred Compensation Plan(4)	—	—	—	—
Equity(5)	1,607,845	1,607,845	1,607,845	1,607,845
Total	$2,110,249	$1,635,249	$1,635,249	$1,635,249

____________

(1)      Reflects a cash lump sum payment in the amount equal to one year of base salary in effect at January 3, 2021.

(2)      Does not include a 2020 discretionary bonus of $118,750 approved in 2021.

(3)      Actual earned vacation accrual as of January 3, 2021.

(4)      Mr. Montgomery did not participate in the Deferred Compensation Plan.

(5)      All unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement), or by the NEO for good reason (as defined under the applicable award agreement), or due to death or disability or upon a change of control. The amount is based on the unvested shares held by the NEO at January 3, 2021 and the closing price of our common stock on December 31, 2020 of $11.40.

The following table summarizes estimated benefits that would have been payable to Mr. DiPietro (a) if his employment had been terminated on January 3, 2021 (i) by us without Cause or by Mr. DiPietro for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or By Employee for Good Reason	Disability	Death	Change of Control
Severance(1)	$400,000	$—	$—	$—
Bonus(2)	—	—	—	—
Accrued Vacation(3)	16,923	16,923	16,923	16,923
Deferred Compensation Plan(4)	—	—	—	—
Equity(5)	1,042,701	1,203,307	1,203,307	1,217,668
Total	$1,459,624	$1,220,230	$1,220,230	$1,234,591

____________

(1)      Reflects a cash lump sum payment in the amount equal to one year of base salary in effect at January 3, 2021.

(2)      Does not include a 2020 discretionary bonus of $100,000 approved in 2021.

(3)      Actual earned vacation accrual as of January 3, 2021.

(4)      Mr. DiPietro did not participate in the Deferred Compensation Plan.

(5)      All unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement), or by the NEO for good reason (as defined under the applicable award agreement), or due to death or disability or upon a change of control. For the market-based performance restricted stock units granted to the NEO, if the NEO’s employment with the Company terminates due to death or disability prior to the end of a performance period, a portion of the units shall immediately vest. The number of units that will vest is calculated as the number of units that would vest as of the applicable scheduled vesting date, if the Company were to achieve the applicable target stock price for the applicable performance period, multiplied by a fraction. The numerator of the fraction is the number of days between the grant date and the date the

NEO’s employment ended, and the denominator is the number of days in the applicable performance period. If the NEO’s employment with the Company is terminated by us without cause (as defined under the applicable award agreement) or by the NEO for good reason (as defined under the applicable award agreement), the market-based performance restricted stock units shall continue until the scheduled vesting dates and be subject to the market performance criteria for the applicable performance period. If the NEO’s employment with the Company is terminated due to change in control (as defined in the applicable award agreement) (i) if, pending the change in control, the Compensation Committee determines that the award of market-based performance restricted stock units will not continue after the change in control or that the successor entity (or its parent) will not agree to provide for the assumption or replacement of the award of market-based performance restricted stock units with a comparable equity-based award covering shares of the successor entity (or its parent) that would equitably preserve the compensation element of the award of market-based performance restricted stock units at the time of the change in control, then a portion of the market-based performance restricted stock units shall vest and be settled within 30 days of the date of the Compensation Committee action to accelerate vesting and that portion shall be equal to the number of market-based performance restricted stock units that would vest as of the scheduled vesting date if the Company were to achieve the target market price for the performance period and (ii) if, in connection with the change in control, (i) above is not applicable and the award of market-based performance restricted stock units is continued, assumed or replaced in the manner described in (i) above and if within one year after that change in control the NEO’s employment with the Company (or with any successor entity) is terminated by the Company for reasons other than cause or the result of a voluntary termination by the NEO, or employment is terminated by the NEO for good reason then, a portion of the market-based performance restricted stock units shall immediately vest and be settled within 30 days after the date of the NEO’s termination of employment and that portion shall be equal to the number of market-based performance restricted stock units that would vest as of the scheduled vesting date if the Company were to achieve the target market price for the performance period. The amount is based on the unvested shares held by the NEO at January 3, 2021 and the closing price of our common stock on December 31, 2020 of $11.40.

The following table summarizes estimated benefits that would have been payable to Ms. Diaz (a) if her employment had been terminated on January 3, 2021 (i) by us without Cause or by Ms. Diaz for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or By Employee for Good Reason	Disability	Death	Change of Control
Severance(1)	$325,000	$—	$—	$—
Bonus(2)	—	—	—	—
Accrued Vacation(3)	18,750	18,750	18,750	18,750
Deferred Compensation Plan(4)	—	—	—	—
Equity(5)	819,352	819,352	819,352	819,352
Total	$1,163,102	$838,102	$838,102	$838,102

____________

(1)      Reflects a cash lump sum payment in the amount equal to one year of base salary in effect at January 3, 2021.

(2)      Does not include a 2020 discretionary bonus of $97,500 approved in 2021.

(3)      Actual earned vacation accrual as of January 3, 2021.

(4)      Ms. Diaz did not participate in the deferred compensation plan.

(5)      All unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement), or by the NEO for good reason (as defined under the applicable award agreement), or due to death or disability or upon a change of control. The amount is based on the unvested shares held by the NEO at January 3, 2021 and the closing price of our common stock on December 31, 2020 of $11.40.

The following table summarizes estimated benefits that would have been payable to Mr. Romeo (a) if his employment had been terminated on January 3, 2021 (i) by us without Cause or by Mr. Romeo for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or By Employee for Good Reason	Disability	Death	Change of Control
Severance(1)	$250,000	$—	$—	$—
Bonus(2)	—	—	—	—
Accrued Vacation(3)	14,423	14,423	14,423	14,423
Deferred Compensation Plan(4)	14,436	14,436	14,436	14,436
Equity(5)	672,554	672,554	672,554	672,554
Total	$951,413	$701,413	$701,413	$701,413

____________

(1)      Reflects a cash lump sum payment in the amount equal to one year of base salary in effect at January 3, 2021.

(2)      Does not include a 2020 discretionary bonus of $97,500 approved in 2021.

(3)      Actual earned vacation accrual as of January 3, 2021.

(4)      Mr. Romeo participated in the Deferred Compensation Plan.

(5)      All unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement), or by the NEO for good reason (as defined under the applicable award agreement), or due to death or disability or upon a change of control. The amount is based on the unvested shares held by the NEO at January 3, 2021 and the closing price of our common stock on December 31, 2020 of $11.40.

DIRECTOR COMPENSATION

The following table summarizes the compensation we paid to our non-employee directors during the fiscal year ended January 3, 2021. Compensation information for Richard Stockinger is set forth in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Award(2) ($)	Option Award ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stacey Rauch	$56,250	$95,000	—	—	—	—	$151,250
Nicholas Daraviras	$39,375	$75,004	—	—	—	—	$114,379
Stephen P. Elker	$50,625	$75,004	—	—	—	—	$125,629
Brian P. Friedman	$40,271	$75,004	—	—	—	—	$115,275
Sherrill Kaplan	$46,916	$75,004	—	—	—	—	$121,920
Paul E. Twohig	$50,625	$75,004	—	—	—	—	$125,629
Nicholas P. Shepherd	$46,875	$75,004	—	—	—	—	$121,879
Andrew Rechtschaffen	$32,866	$75,004	—	—	—	—	$107,870

____________

(1)      The amounts listed in this column include the payment of director fees. Each member of our board of directors declined his or her payment for the second quarter of the fiscal year ended January 3, 2021 and encouraged the Company to use the funds, in its discretion, to support the employees of the Company, either through the Fiesta Family Foundation or otherwise.

(2)      On April 29, 2020, Mr. Friedman, Mr. Elker, Mr. Daraviras, Ms. Kaplan, Mr. Shepherd, Mr. Twohig and Mr. Rechtschaffen were each granted 8,418 restricted shares of common stock valued at $8.91 per share under the Plan. On April 29, 2020, Ms. Rauch was granted 10,662 restricted shares of common stock valued at $8.91 per share under the Plan. The restricted common stock granted to Ms. Rauch, Mr. Friedman, Mr. Elker, Mr. Daraviras, Ms. Kaplan, Mr. Shepherd, Mr. Twohig and Mr. Rechtschaffen fully vests on the first anniversary of the grant date. The amounts shown in this column represent the fair value of restricted common stock granted and approved by the Compensation Committee and is consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. There were no forfeitures in 2020 by these individuals.

We use a combination of cash and stock-based compensation to attract and retain qualified non-employee directors to serve on our board of directors. The members of our board of directors, except for any member who is an executive officer or employee, each will receive a fee for serving on our board or board committees. Director compensation has remained unchanged since 2016. Non-employee directors will receive compensation for board service as follows:

•        Our board members each receive an annual retainer of $50,000 for serving as a director, except that the Chairman of our board of directors receives an annual retainer of $65,000.

•        The Chairman of our Audit Committee receives an additional fee of $15,000 per year and each other member of our Audit Committee receives an additional fee of $7,500 per year.

•        The Chairman of our Compensation Committee receives an additional fee of $10,000 per year and each other member of our Compensation Committee receives an additional fee of $5,000, per year.

•        The Chairman of our Corporate Governance and Nominating Committee receives an additional fee of $5,000 per year and each other member of our Corporate Governance and Nominating Committee receives an additional fee of $2,500.

•        On the date of our 2020 Annual Meeting of Shareholders, each non-executive member of our board of directors received a number of shares of our restricted common stock having an aggregate fair market value (as such term is defined in the Plan) of $75,004 on the date of grant, which will fully vest on the first anniversary of the date of grant, other than the Chairman of our board of directors who received a number of shares of our restricted common stock having an aggregate fair market value (as such term is defined in the Plan) of $95,000.

•        Members of our board of directors do not receive separate attendance fees for attending meetings. All directors are reimbursed for all reasonable expenses they incur while acting as directors, including as members of any committee of our board of directors.

•        If any Special Committees are created during the year, the chairman of such committee receives a retainer of $7,500 per annum (prorated for the time that the committee is active), and each non-executive member of the board serving on such Special Committee receives a retainer of $2,500 per annum (prorated for the time that the committee is active).

•        Pursuant to the Plan, upon becoming a director, any future director will receive a number of shares of our restricted common stock having an aggregate fair market value (as defined in the Plan) of $100,000 which will vest in equal installments over five years.

Board of Directors Stock Ownership Guidelines

Members of our board of directors are expected to acquire and continue to hold shares of our common stock having an aggregate market value which equals or exceeds three times the annual retainer paid to a director within five years of being named a director. Only actual shares owned by each director including direct and indirect ownership as reported to the SEC, count toward compliance with these guidelines.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the median annual total compensation of our employees (other than our CEO) and the annual total compensation of our CEO. This pay ratio is a reasonable estimate calculated in accordance with applicable SEC rules based on our payroll and employment records and the methodology described below.

We determined our median employee based on 2020 total compensation of our temporary employees and annualized total compensation of our part-time and full-time employees who were employed on December 27, 2020, other than our CEO. The date used to identify our median employee was the last day of the last pay period included in 2020 W-2s for restaurant employees. Our median employee was a part-time employee who was hired in January 2020 and was paid for a total of 1,572 hours on an annualized basis in 2020.

To identify the median employee, we used W-2 gross earnings (Box 5) for 2020 for our temporary employees and annualized W-2 gross earnings (Box 5) for 2020 for our part-time and full-time employees. We did not apply a cost of living differential for the purpose of selecting the median employee or the CEO comparison. For purposes of identifying the median employee, we annualized such median employee’s total compensation based on the number of weeks such median employee was employed during the pay periods included in the 2020 W-2.

Hourly part-time team members are the overwhelming majority of the Company’s employee population.

Based on the foregoing, for our 2020 fiscal, year our estimate of the ratio of the annual total compensation of our CEO which does not reflect the sign on equity award granted in 2017 to the median of the annualized total compensation of all our other employees is as follows:

Median employee total annual compensation	$14,515
CEO total annual compensation	$2,554,725
Ratio	176.01:1

Based on the foregoing, for our 2020 fiscal year, our estimate of the ratio of the annual total compensation of our CEO (total compensation and 25% of sign on bonus payable over four years) to the median of the annualized total compensation of all our other employees is as follows:

Median employee total compensation	$14,515
CEO total annual compensation	$3,162,909
Ratio	217.91:1

PROPOSAL 2 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS
PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”

We are providing our shareholders an opportunity to cast a vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as described in this Proxy Statement under “Executive Compensation”.

The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of encouraging and rewarding executives to contribute to the achievement of the Company’s business objectives and to attract, retain and motivate talented executives to perform at the highest level and contribute significantly to the Company’s success. The program is intended to align the interests of the Named Executive Officers with those of shareholders, provide an appropriate and balanced mix of short-term and long-term compensation elements, and reward the achievement of performance measures that are directly related to the Company’s financial goals.

The Compensation Committee believes that the amounts of 2020 actual total compensation for the Named Executive Officers are consistent with these objectives. The compensation of the Named Executive Officers is described in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 26 to 47 of this Proxy Statement. The Compensation Discussion and Analysis section and the accompanying tables and narrative provide a comprehensive review of the Company’s executive compensation program and its elements, objectives and rationale. Shareholders are urged to read this disclosure before voting on this proposal.

We are asking our shareholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement under “Executive Compensation”. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. The Company is open to receiving feedback from shareholders, and currently provides shareholders with the opportunity to cast an advisory vote to approve our Named Executive Officer’s compensation every year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” the following non-binding resolution at the 2021 Annual Meeting. For the reasons stated above, the board is requesting approval of the following non-binding resolution:

RESOLVED, that the shareholders of Fiesta Restaurant Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2021 Annual Meeting of Shareholders.

This advisory resolution will be considered approved if it receives an affirmative vote of the majority of the shares present at the 2021 Annual Meeting and entitled to vote on the subject matter. The shareholder vote on this proposal will be non-binding on the Company and the board and will not be construed as overruling a decision by the Company or the board. However, the board and the Compensation Committee value the opinions that shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate.

The board of directors recommends a vote FOR the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in this Proxy Statement under “Executive Compensation”. Proxies received in response to this solicitation will be voted FOR the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in this Proxy Statement under “Executive Compensation” unless otherwise specified in the proxy.

PROPOSAL 3 — APPROVE THE FIESTA RESTAURANT GROUP, INC.
2021 STOCK INCENTIVE PLAN

General

We are asking our shareholders to approve the 2021 Stock Incentive Plan, as amended (the “2021 Plan”), which was approved, upon recommendation of our Compensation Committee, by our board of directors on March 18, 2021, subject to shareholder approval. We are asking our shareholders to approve the 2021 Plan because our current 2012 Stock Incentive Plan, as amended (the “2012 Plan”) will expire on May 7, 2022. If this proposal is approved by our shareholders at the 2021 Annual Meeting, we will no longer grant any awards under our 2012 Plan, other than outside director stock awards at the 2021 Annual Meeting, and all future awards will be made pursuant to the 2021 Plan. However, any awards under the 2012 Plan that are outstanding as of the effective date of 2021 Plan shall remain subject to terms and conditions of, and continue to be governed by the 2012 Plan.

Under the 2012 Plan, as of March 1, 2021,

•        679,187 shares were available for future awards;

•        868,151 full value awards were outstanding (i.e. restricted stock and restricted stock units);

•        0 appreciation awards were outstanding;

•        0 earned performance awards were outstanding;

•        150,585 unearned performance awards were outstanding.

If the 2021 Plan is approved by our stockholders at the 2021 Annual Meeting, the effective date of the 2021 Plan will be April 28, 2021. If our stockholders do not approve the 2021 Plan, the 2012 Plan will remain in effect in its current form subject to the expiration date.

The affirmative vote of a majority of the shares present at the 2021 Annual Meeting and entitled to vote on the subject matter is required to approve the 2021 Plan. Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive awards under the 2021 Plan. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

The principal features of the 2021 Plan are summarized below; however, the summary is qualified in its entirety by reference to the 2021 Plan itself, which is attached to this Proxy Statement as Appendix A. We encourage you to please read the 2021 Plan carefully.

Purpose

The purpose of the 2021 Plan is to attract and retain persons eligible to participate in the 2021 Plan, such as our officers, employees, associates, directors and any consultants or advisors providing services to us, to motivate these individuals to achieve our long-term goals, and to further align the interests of these individuals with the interests of our shareholders.

Administration

The 2021 Plan is administered by the Compensation Committee. Our board of directors can also administer the 2021 Plan if a Compensation Committee or other committee has not been appointed or is not eligible to act. The Compensation Committee has the authority to (1) select 2021 Plan participants, (2) determine whether and to what extent stock options, stock appreciation rights and stock awards are to be granted and the number of shares of stock to be covered by each award, (3) approve forms of agreement for use under the 2021 Plan, (4) determine terms and conditions of awards (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver or forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any award), (5) modify, amend or adjust the terms and conditions of any award, (6) determine the fair market value of our common stock, and (7) determine the type and amount of consideration to be received by us for any stock award issued. Any determination with respect to any award will be made in the sole discretion of the Compensation Committee.

Eligibility

Any employee, officer, director, associate, advisor or consultant to us or any of our affiliates is generally eligible to participate in the 2021 Plan. In each case, the Compensation Committee selects the actual grantees. As of March 1, 2021, there were approximately 19 officers, 152 other employees, and no consultants, associates or advisors eligible for awards under the 2021 Plan. As of March 1, 2021, there were eight outside directors eligible for awards (other than cash awards) under the 2021 Plan.

Awards

The 2021 Plan provides for the grant of stock options and stock appreciation rights, which we refer to as “SARs”, stock awards, performance awards and outside director stock awards. No award may be granted under the 2021 Plan on or after April 28, 2031 or such earlier time as our board of directors may determine.

Shares Subject to the Plan

Subject to adjustment as provided below, the aggregate number of shares of our common stock that may be delivered pursuant to awards granted under the 2021 Plan will be 2,000,000 shares less one (1) share of stock for every one (1) share of stock granted under the 2012 Plan after March 1, 2021. The closing price of our common stock on March 1, 2021 was $15.86. With respect to the shares of common stock reserved under the 2021 Plan, a maximum of 2,000,000 of such shares may be subject to grants of incentive stock options. The maximum number of shares that may be covered by awards, in the aggregate, to any one participant during any calendar year is 750,000 shares. The maximum value on the date of the grant of awards that may be granted to any Outside Director during any one fiscal year shall be $300,000. Any award settled in cash will be based on the fair market value of the shares of common stock subject to such award. To the extent any shares of common stock covered by an award are not delivered because the award expires, is forfeited, lapses without exercise, canceled or otherwise terminated, any shares of restricted stock are forfeited, or shares of common stock are not delivered because the award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2021 Plan, and shall be available for future grants of awards, however, any shares of common stock subject to an award which are tendered, cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an award shall not be available for future awards granted under the 2021 Plan. If any shares of stock subject to any awards under the 2012 Plan are cancelled, forfeited, terminated for any reason or is settled in cash, the shares of stock that were subject to such award shall, to the extent cancelled, forfeited, terminated or settled in cash, immediately become available for awards under the 2021 Plan; provided, however, that any shares of stock subject to any award under the 2012 Plan that are tendered, cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an award under the 2012 Plan shall not be available for awards granted under the 2021 Plan.

In the event of any change affecting the outstanding shares of our common stock by reason of, among other things, a stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in our capital structure, our corporate separation or division (including, but not limited to, a split-up, spin-off, split-off or other distribution to our shareholders, other than a normal cash dividend), sale by us of all or a substantial portion of our assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which we are the surviving corporation or any event similar to the foregoing, the Compensation Committee, in its discretion, may generally make such substitution or adjustment as it deems equitable as to (1) the number or kind of shares that may be delivered under the 2021 Plan and/or the number or kind of shares subject to outstanding awards, (2) the exercise price of outstanding options, outside director options and SARs and/or (3) other affected terms of the awards.

Options and Stock Appreciation Rights

Under the 2021 Plan, the Compensation Committee may grant both options intended to constitute “incentive stock options” within the meaning of Section 422 of the Code and non-qualified stock options. The exercise price for options will be determined by the Compensation Committee, but the exercise price cannot be less than 100% of the fair market value of our common stock on the grant date. In the case of incentive stock options granted to an employee who, immediately before the grant of an option, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any of our subsidiaries, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the grant date and the incentive stock option will terminate on a date not later than the fifth anniversary of the date on which such incentive stock option was granted.

The Compensation Committee determines when, and upon what terms and conditions, options granted under the 2021 Plan will be exercisable, except that no option will be exercisable more than 10 years after the date on which it is granted. The Compensation Committee determines the vesting of stock options at the time of grant, except that no stock option shall become vested earlier than the first anniversary of, or later than the seventh anniversary of, the date of grant of such stock option, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date. The Compensation Committee may impose a vesting schedule of less than one year from the date of grant of stock options; provided, the maximum number of shares of common stock that may be issued under the 2021 Plan with respect to all awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of common stock that may be issued under the 2021 Plan. The exercise price may generally be paid (1) with cash, (2) unrestricted and vested shares of our common stock owned by the optionee, (3) unless otherwise prohibited by law for either us or the optionee, by irrevocably authorizing a third party to sell shares (or a sufficient portion of the shares) of our common stock acquired upon the exercise of the stock option and remit to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or (4) a combination of the above methods.

The Compensation Committee may only grant SARs under the 2021 Plan as a standalone award. The Compensation Committee determines the term of a SAR at the time of grant, except that no SAR will be exercisable more than 10 years after the date on which it is granted. The Compensation Committee determines the vesting of a SAR at the time of grant, except that no SAR shall become vested earlier than the first anniversary of the date of, or later than the seventh anniversary of, the date of grant of such SAR, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date. The Compensation Committee may impose a vesting schedule of less than one year from the date of grant of Stock Appreciation Rights; provided, the maximum number of shares of common stock that may be issued under the 2021 Plan with respect to all awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of common stock that may be issued under the 2021 Plan, provided, further, that the Compensation Committee may provide that vesting of an award will accelerate in the event of a participant’s death, disability or occurrence of a change in control without regard to the minimum vesting provision. When a SAR recipient exercises his or her SAR with respect to a share, the recipient is entitled to an amount equal to the difference between the fair market value of a share of our common stock on the SAR’s grant date compared to the fair market value of such a share on the date the SAR is exercised. The amount will be paid in the form of either cash or our common stock, depending on the terms of the applicable award agreement.

Unless otherwise provided in the applicable award agreement, stock options or SARs granted under the 2021 Plan will have the following terms:

•        If a participant’s employment or provision of services terminates by reason of death or Disability (as defined in the 2021 Plan), all stock options or SARs held by such participant will become fully vested and exercisable and may be exercised until the earlier of the one year anniversary of such death or termination of employment or services, as applicable, and the expiration of the stock option’s or SAR’s term.

•        If a participant’s employment or provision of services is terminated and the participant is age 65 or older and has completed at least five years of service for us, which we refer to as “Retirement”, any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the twelve month anniversary in the case of a stock option and six month anniversary in the case of a SAR of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable on the date of termination shall immediately terminate.

•        If a participant’s employment or provision of services terminates involuntarily without Cause (as defined in the 2021 Plan), any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the three month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable on the date of termination shall immediately terminate.

•        If a participant’s employment or provision of services terminates involuntarily for Cause, all outstanding stock options or SARs held by such participant (whether vested or unvested) shall immediately terminate.

•        If a participant’s employment or provision of services is terminated by the participant for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause, any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the one month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable at the date of termination shall immediately terminate.

Stock Awards

The Compensation Committee may grant awards of shares, restricted shares and restricted stock units upon the terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as it determines. The Compensation Committee determines the vesting of stock awards at the time of grant, except that no stock award shall become vested earlier than the first anniversary of, or later than the seventh anniversary of, the date of grant of such stock award, unless otherwise provided in the 2021 Plan, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date. The Compensation Committee may impose a vesting schedule of less than one year from the date of grant of stock awards; provided, the maximum number of shares of common stock that may be issued under the 2021 Plan with respect to all awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of common stock that may be issued under the 2021 Plan, provided, further, that the Compensation Committee may provide that vesting of an award will accelerate in the event of a participant’s death, disability or occurrence of a change in control without regard to the minimum vesting provision.

Except as otherwise provided in the applicable award agreement, if a participant’s employment or provision of services is (1) terminated by death, Disability or by us for any reason other than Cause, all stock underlying a stock award will become fully vested and non-forfeitable, and (2) terminated by us for Cause or by the participant for any reason other than death or Disability, all stock underlying a stock award, to the extent unvested at the time of termination, will be forfeited.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of any award, and its timing, may be subject to performance conditions specified by the Compensation Committee at the time of grant. Performance awards under the 2021 Plan may be in the form of stock options, SARs, stock awards and cash awards. The Compensation Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any award subject to performance conditions. No performance award shall become vested earlier than the first anniversary of the date of grant of such performance award; and provided, further, that the participant shall have continuously remained in the active employment of the Company or an affiliate until the applicable vesting date.  Notwithstanding the foregoing, the Compensation Committee may impose a vesting schedule of less than one year from the date of grant of a performance award; provided, the maximum number of shares of stock that may be issued under the 2021 Plan with respect to awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of stock that may be issued under the 2021 Plan, provided, further, that the Compensation Committee may provide that vesting of an award will accelerate in the event of a participant’s death, disability or occurrence of a change in control without regard to the minimum vesting provision.

Settlement of performance awards may be in cash or our common stock, or other awards, or other property, in the discretion of the Compensation Committee. Any cash-settled performance award will be based on the fair market value of the shares of our common stock subject to the performance award at the time of settlement. The Compensation Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with a performance award.

Outside Director Stock Options

The Compensation Committee can grant outside director stock options to outside directors in its discretion. The term of an outside director stock option cannot be greater than seven years. An outside director stock option shall vest and become exercisable in installments over five years with options for one-fifth of the shares underlying the outside director stock option vesting and becoming exercisable on the first anniversary of the date of grant of the outside director stock option and options for an additional one-fifth of the underlying shares vesting and becoming exercisable on each subsequent anniversary of the date of grant, provided that such outside director continuously remained a director through the applicable vesting date. Any unvested outside director stock option terminates immediately upon the outside director ceasing to be a director. Notwithstanding the foregoing, the Compensation Committee may impose a vesting schedule of less than one year from the date of grant on outside director stock options; provided, the maximum number of shares of stock that may be issued under the 2021 Plan with respect to awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of stock that may be issued under the 2021 Plan, provided, further, that the Compensation Committee may provide that vesting of an award will accelerate in the event of a participant’s death, disability or occurrence of a change in control without regard to the minimum vesting provision.

Outside Director Stock Awards

Unless otherwise determined by the Compensation Committee, each outside director appointed to the board of directors shall receive as of the date of such appointment, stock awards of an aggregate fair market value of $100,000 on the date of grant.

Unless otherwise determined by the Compensation Committee, on the date of each annual meeting of the Company, outside directors receive a number of shares of restricted common stock in an amount equal to $75,000 or such other amount or number of shares of stock as determined by the Compensation Committee.

With respect to outside director stock awards granted annually on the date of each annual meeting of shareholders or upon appointment to the Company’s board of directors, an outside director stock award will vest and become exercisable in the discretion of the Compensation Committee, provided that the outside director continuously remains a director through the applicable vesting date. Any unvested shares underlying an outside director stock award will be immediately forfeited upon the outside director ceasing to be a director. Notwithstanding the foregoing, the Compensation Committee may impose a vesting schedule of less than one year from the date of grant on outside director stock awards; provided, the maximum number of shares of stock that may be issued under the 2021 Plan with respect to awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of stock that may be issued under the 2021 Plan, provided, further, that the Compensation Committee may provide that vesting of an award will accelerate in the event of a participant’s death, disability or occurrence of a change in control without regard to the minimum vesting provision.

Change of Control

Unless otherwise provided in an applicable award agreement, upon the occurrence of a Change in Control (as defined in the 2021 Plan), the Compensation Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to the 2021 Plan, (ii) that all awards shall terminate, provided that participants has the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Compensation Committee in its sole discretion determines and designates, to exercise any vested award in whole or in part, (iii) that all awards will terminate, provided that participants are entitled to a cash payment equal to the Change in Control Price (as defined in the 2021 Plan) with respect to shares subject to the vested portion of the award net of the exercise price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds net of the exercise price (if applicable) and (v) any combination of the foregoing. If the Compensation Committee does not terminate or convert an award upon a Change in Control, then the award will be assumed, or substantially equivalent awards will be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

New Plan Benefits

No grants of awards have been made under the 2021 Plan and the 2021 Plan will be effective on April 28, 2021, the date of the Annual Meeting, if it is approved by our shareholders at the Annual Meeting. Because benefits under the 2021 Plan will depend on the Compensation Committee’s actions and the fair market value of our common stock at various future dates, it is not currently possible to determine the benefits that will be received by employees, officers, outside directors, associates or consultants if the 2021 Plan is approved by our stockholders at the Annual

Meeting. The Summary Compensation Table and Grants of Plan-Based Awards Table sets forth information with respect to equity awards granted to our named executive officers under the 2012 Plan. Additionally, please see Director Compensation for a description of equity awards granted to outside directors under the 2012 Plan. The closing market price of the common stock (which is the security that underlies grants of awards under the 2021 Plan) as reported on NASDAQ on March 1, 2021 was $15.86.

Equity Compensation Plans

The following table summarizes the equity compensation plans under which our common stock may be issued as of January 3, 2021. Our shareholders approved all plans.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average Exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	676,853
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	676,853

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of transactions under the 2021 Plan, based on current U.S. federal income tax laws, which are subject to change. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences. Accordingly, participants are urged to consult their own tax advisors concerning the tax consequences to them of their participation in the 2021 Plan.

Non-Qualified Stock Options

Since the exercise price of a non-qualified stock option under the 2021 Plan cannot be less than 100% of the fair market value of our common stock on the grant date, no income will be recognized by a participant at the time a non-qualified stock option is granted. Ordinary (compensation) income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares. In the case of a participant who is our employee or an employee of any of our subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld.

Capital gain or loss on a subsequent sale or other disposition of the shares of common stock acquired upon exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the non-qualified stock option will be equal to the sum of the exercise price of an option and the amount recognized and included in income with respect to the share upon exercise of the option.

We generally will be entitled to a deduction for federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the participant upon exercise of his or her non-qualified stock option, subject to the usual rules as to reasonableness of compensation and provided that we timely comply with the applicable information reporting requirements.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a participant or a deduction to us. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares will be considered as part of the participant’s income for the year in which the incentive stock option is exercised. In addition, a participant generally must be our employee (or of our subsidiary) at all times between the date of grant and the date three months before exercise of the option or the option will be treated as a non-qualified stock option when exercised.

The subsequent sale of the shares of common stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rule will generally result in long-term capital gain to a participant and will not result in a tax deduction to us. To satisfy the holding period rule as to the shares acquired upon exercise of an incentive stock option, a participant must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option.

If the holding period rule is not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of the option that is equal to the lesser of (1) the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares, or (2) the amount realized on the disposition minus the exercise price for such shares, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We will generally be entitled to a deduction equal to the amount of the ordinary income.

If a participant makes payment of the exercise price by delivering shares of common stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a participant of shares previously acquired pursuant to the exercise of an incentive stock option before the holding period rule is satisfied will be treated as a taxable disposition.

Stock Appreciation Rights

Since the exercise price of a SAR under the 2021 Plan cannot be less than 100% of the fair market value of our common stock on the grant date, the grant of a SAR will create no tax consequences for the participant or us. Upon the exercise of a SAR, the participant will recognize ordinary (compensation) income, in an amount equal to the fair market value of the common stock received from the exercise for a stock-settled SAR or the cash received for a cash-settled SAR. The participant’s tax basis in the shares of common stock received in the exercise of the SAR will be equal to the ordinary income recognized with respect to the common stock. The participant’s holding period for capital gains purposes for shares acquired after the exercise of a SAR generally begins on the exercise date. The ordinary income attributable to the participant’s exercise of a SAR constitutes wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. Upon the exercise of a SAR, we generally will be entitled to a deduction in the amount of the compensation income recognized by the participant.

Restricted Stock

In general, no income will be recognized by a participant at the time shares of restricted stock, which we refer to as “Restricted Shares”, are allocated to him or her. Ordinary (compensation) income will be recognized by a participant at the time his or her Restricted Shares “vest” (i.e., at the time the stock restrictions terminate with respect to such Restricted Shares and the participant is no longer obligated to redeliver such Restricted Shares to us in the event of his or her termination of employment with us and our subsidiaries). The amount of such ordinary income with respect to each Restricted Share will equal the excess, if any, of the fair market value of a share of the common stock on the date the Restricted Shares vest, over the price paid by the participant for the Restricted Shares, if any. This ordinary (compensation) income will also constitute wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. Any subsequent realized gain or loss will be a capital gain or loss with the participant’s holding period measured from the date the Restricted Shares vested and with the participant’s basis in each share being equal to the price paid by the participant per share of Restricted Shares, if any, plus the amount of ordinary income, if any, recognized with respect to such Restricted Share.

Notwithstanding the foregoing, a participant may, within 30 days after Restricted Shares are allocated to him or her under the 2021 Plan, elect under Section 83(b) of the Code, which we refer as a “Section 83(b) Election”, to include in income as of the date of such allocation the excess, if any, of the fair market value of a share of the common stock on the date the Restricted Shares are allocated over the price paid by the participant for the Restricted Shares, if any. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. If a participant subsequently vests in Restricted Shares as to which a Section 83(b) Election has been made, such vesting will not result in a taxable event to the participant. If a participant makes a Section 83(b) Election, and subsequently is required under the 2021 Plan to forfeit and redeliver Restricted Shares with respect to which the Section 83(b) Election was made, the participant will not be entitled to a deduction or have a capital loss as a result of such forfeiture. If a Participant vests in Restricted Shares as to which the participant has made a Section 83(b) Election, any subsequent realized gain or loss will be a capital gain or loss with the participant’s holding period measured from the date of allocation and with the participant’s basis in each Restricted Share being equal to the price paid by the participant for such share, if any, plus the amount of ordinary income, if any, recognized with respect to such share on the grant date.

We generally will be entitled to a deduction for federal income tax purposes at such time as the participant recognizes ordinary income with respect to the Restricted Shares. Such deduction will be in an amount equal to the amount included in ordinary income by the participant.

Other Awards

Other awards under the 2021 Plan, including performance awards, generally will result in ordinary (compensation) income to the participant at the later of the time of delivery of cash, shares of our common stock, or other property, or in the case of previously delivered shares or other property and in absence of an appropriate Section 83(b) Election, the time that either the risk of forfeiture or restriction on transferability lapses. We generally would be entitled to a deduction equal to the amount recognized as ordinary income by the participant in connection with an award.

Requirements Regarding “Deferred Compensation”

Section 409A of the Code regulates the federal income tax treatment of all amounts that constitute non-qualified deferred compensation. If a deferred compensation arrangement does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated, meaning that these amounts could become immediately taxable to the recipient of the deferred compensation even if it has not yet been paid. In addition, the IRS may impose substantial tax penalties and interest on the recipient. It is intended that all awards under the 2021 Plan shall comply with Section 409A of the Code and the 2021 Plan and all awards shall be interpreted accordingly.

Effect of Section 280G of the Internal Revenue Code

Section 280G of the Code limits the deductibility of certain payments made to certain individuals that are contingent upon a change of control if the total amount of such payments equals or exceeds three times a participant’s average annual compensation for the past five years. If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. Amounts that are not deductible under Section 280G of the Code also lower the Section 162(m) $1,000,000 deductible compensation cap. In addition, the person receiving the payments we must pay an excise tax (in addition to any income tax) equal to 20% of such payments. Unless a participant’s award agreement or another agreement with us provides otherwise, if any amounts payable from the 2021 Plan would not be deductible for us because of Section 280G of the Code and subject such participant to a 20% excise tax, such amounts shall be reduced to the extent necessary to allow us to deduct them and prevent imposition of such tax. However, this reduction will not apply if the participant would receive a greater amount after paying the 20% excise tax than such participant would if this reduction did apply.

The board of directors recommends a vote FOR the approval of the 2021 Plan. Proxies received in response to this solicitation will be voted FOR the approval of the 2021 Plan unless otherwise specified in the proxy.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Company for the fiscal year ending January 2, 2022. Although shareholder ratification of the board’s action in this respect is not required, the board considers it desirable for shareholders to pass upon the selection of auditors and, if the shareholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending January 2, 2022.

A representative of Deloitte & Touche LLP is expected to be present at the 2021 Annual Meeting and will have the opportunity to make a statement if so desired and is expected to be available to respond to appropriate questions from shareholders.

The majority of the shares present at the 2021 Annual Meeting and entitled to vote on the subject matter is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2022.

The board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2022. Proxies received in response to this solicitation will be voted FOR the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2022 unless otherwise specified in the proxy.

Fees for Professional Services

The following table sets forth the aggregate fees billed to us for the fiscal years ended January 3, 2021 and December 29, 2019 by our independent registered public accounting firm, Deloitte & Touche LLP:

	Fiscal Year Ended,
	January 3, 2021	December 29, 2019
	(Amount in the thousands)
Audit Fees(1)(2)	$951	$879
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
Other Fees	$—	$—
Total Fees	$951	$879

____________

(1)      Audit fees represents the aggregate fees billed or to be billed for professional services rendered for the audit of our annual consolidated financial statements, review of interim quarterly financial statements included in our quarterly reports on Form 10-Q, and for the effectiveness of our internal controls over financial reporting.

(2)      Audit fees in 2020 include a $75 thousand fee related to a registration statement consent. Audit fees in 2019 include fees related to the adoption of ASC 842 Leases.

Policy on Audit Committee Pre-Approval of Services Provided by Deloitte & Touche LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The Audit Committee preapproves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may form one or more subcommittees, each of which shall take such actions as shall be delegated by the Audit Committee; provided, however, the decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only shareholders of the Company or their duly authorized proxies may attend the Annual Meeting. Shareholders may attend the virtual annual meeting at www.virtualshareholdermeeting.com/FRGI2021. The meeting will only be conducted via webcast; there will be no physical meeting location. To participate in the virtual annual meeting, shareholders will need the 16-digit control number that appears on your proxy card or the instructions that accompanied the proxy materials. If you would like to attend the virtual meeting and you have your control number, please go to www.virtualshareholdermeeting.com/FRGI2021 prior to the start of the meeting to log in. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system.

Participation during the Annual Meeting

As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer all questions properly submitted during the Annual Meeting in accordance with the Annual Meeting Rules of Conduct that are pertinent to the company and the Annual Meeting matters and as time permits. The Annual Meeting Rules of Conduct will be made available on the virtual meeting platform. Questions that we determine do not conform with the Annual Meeting Rules of Conduct, are not otherwise directly related to the business of the Company and are not pertinent to the Annual Meeting matters will not be answered. Each stockholder will be limited to one question so as to allow us to respond to as many stockholder questions as possible in the allotted time. We will address substantially similar questions, or questions that relate to the same topic, in a single response.

We ask that all stockholders provide their name and contact details when submitting a question through the virtual meeting platform so that we may address any individual concerns or follow up matters directly. If you have a question of personal interest that is not of general concern to all stockholders, or if a question posed at the Annual Meeting was not otherwise answered, we encourage you to contact us separately after the Annual Meeting by visiting https://www.frgi.com/investor-relations/investor-resources/investor-contacts/default.aspx.

Once you login to the virtual meeting platform at www.virtualshareholdermeeting.com/FRGI2021, you may select the “Q&A” button on the bottom right side of the virtual meeting platform interface and then type your question into the “Submit a Question” field and click “Submit”.

Please note that stockholders will need their valid 16-digit control number to ask questions at the Annual Meeting.

If you are experiencing technical difficulties accessing the Annual Meeting, you may call the technical support numbers posted on the log-in page of the virtual meeting platform.

Who Can Vote, Outstanding Shares

Holders of record of our common stock at the close of business on March 1, 2021 may vote at the 2021 Annual Meeting. As of March 1, 2021, we had 26,282,446 shares of our common stock outstanding and each entitled to one vote. A majority, or 13,141,224 of these shares, present in person or represented by proxy at this meeting, will constitute a quorum for the transaction of business.

Voting Procedures

You can vote by attending the 2021 Annual Meeting and voting through the online meeting portal, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following three ways:

By Internet:    You may vote by submitting a proxy over the Internet. Please refer to the notice, proxy card or voting instruction form provided to you by your broker for instructions of how to vote by Internet.

•        Before the Annual Meeting — You may submit your proxy online via the Internet by following the instructions provided on the enclosed proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on April 27, 2021.

•        During the Annual Meeting — You may attend the meeting via the Internet at www.virtualshareholdermeeting.com/FRGI2021 and vote during the meeting by following the instructions provided on the enclosed proxy card.

By Telephone:    Shareholders located in the United States may vote by timely submitting a proxy by telephone by calling the toll-free telephone number on your notice, proxy card or voting instruction form and following the instructions.

By Mail:    If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

If you hold your shares of common stock in “street name,” meaning such shares are held for your account by a broker, bank or other nominee, then you will receive instructions from such institution or person on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.

Proxy

The shares represented by proxies will be voted in accordance with the directions made thereon at the 2021 Annual Meeting, but if no direction is given and you do not revoke your proxy, your proxy will be voted: FOR the election of the eight named director nominees (Proposal 1); FOR, on an advisory basis, the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in the Proxy Statement under “Executive Compensation,” (Proposal 2); FOR the approval of the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan (Proposal 3) and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year (Proposal 4).

The board is not aware of any matters that are expected to come before the 2021 Annual Meeting other than those described in this Proxy Statement. If any other matter should be presented at the 2021 Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the board will be voted with respect thereto at the discretion of the persons named thereon as proxies.

Record Date

Only holders of record of common stock at the close of business on March 1, 2021 will be entitled to notice of and to vote at the 2021 Annual Meeting.

Quorum

A majority of the outstanding shares of common stock, present in person or represented by proxy at the 2021 Annual Meeting, will constitute a quorum for the transaction of business. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for this meeting. In the absence of a quorum, the 2021 Annual Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.

Required Vote

As a holder of our common stock, you are entitled to one vote per share on any matter submitted to a vote of the shareholders.

Proposal 1 will be decided by the affirmative vote of a majority of the shares of common stock voting with respect to such nominee. Proposals 2, 3, 4 and 5 will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy. A shareholder over the Internet, by telephone, or by mail can vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 1, 2, 3, 4 and 5. Each of Proposals 1, 2, 3, 4 and 5 will pass if the total votes cast “for” a given proposal exceed the total number of votes cast “against” and “abstain” on such given proposal.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING
FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 AND
FOR PROPOSALS 2, 3 and 4.

Abstentions and Broker Non-Votes

If you are a beneficial owner holding your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares of common stock will not be voted with respect to any proposal for which the shareholder of record does not have “discretionary” authority to vote. You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”). Broker “non-votes” are not counted in the tabulations of the votes cast or present at the meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals. Abstentions count as a vote against the proposals.

We encourage you to provide voting instructions on the proxy card or a provided voting instruction form to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Revocability of Proxy

A shareholder of record who has properly executed and delivered a proxy may revoke such proxy at any time before the 2021 Annual Meeting in any of the four following ways:

•        timely complete and return a new proxy card bearing a later date;

•        vote on a later date by using the Internet or telephone;

•        deliver a written notice to our Secretary prior to the 2021 Annual Meeting by any means, including facsimile, stating that your proxy is revoked; or

•        attend the 2021 Annual Meeting and vote in person exclusively via live webcast at www.virtualshareholdermeeting.com/FRGI2021.

If your shares are held of record by a bank, broker, trustee or other nominee and you desire to vote at the 2021 Annual Meeting, you may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures.

Appraisal Rights

Holders of shares of common stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Shareholder List

A list of our shareholders as of the close of business on March 1, 2021 will be available for inspection during business hours for ten days prior to the 2021 Annual Meeting at our principal executive offices located at 14800 Landmark Boulevard, Suite 500, Dallas, TX 75254. Shareholders may also examine our shareholder list during the Annual Meeting by following the instructions provided on the meeting website during the Annual Meeting.

Communications with the Board

Any shareholder or other interested party who desires to communicate with the chair of our board of directors or any of the other members of the board of directors may do so by writing to: Board of Directors, c/o Stacey Rauch, Chair of the Board of Directors, Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254 or through the Company’s website, www.frgi.com, under the Investor Relations link. Communications may be addressed to the Chair of the board, an individual director, a board committee, the non-management directors, or the full board. Communications will then be distributed to the appropriate directors unless the Chair determines that the information submitted constitutes “spam,” offensive or inappropriate material, and/or communications offering to buy or sell products or services.

Other Matters

If you have any questions, or if you need additional copies of the proxy materials, please contact Louis DiPietro, Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary by mail at 7255 Corporate Center Dr., Suite C, Miami Florida 33126 or by telephone at (305) 671-1257.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING TO BE HELD ON APRIL 28, 2021: THE PROXY STATEMENT FOR THE 2021 ANNUAL MEETING AND OUR 2020 ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

OTHER INFORMATION

Costs of Solicitation

We are required by law to convene an annual meeting of shareholders at which directors are elected. Because our shares are widely held, it would be impractical for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Company is soliciting proxies from our shareholders. United States federal securities laws require us to send you this Proxy Statement, and any amendments and supplements thereto, and to specify the information required to be contained in it. The Company will bear the expenses of calling and holding the 2021 Annual Meeting and the solicitation of proxies therefor. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of the board, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

Other Matters

Shareholder proposals intended for inclusion in our proxy statement relating to the Annual Meeting of Shareholders in 2022 must be received by us no later than November 20, 2021. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the 2022 Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or prior to February 3, 2022 and certain other conditions of the applicable rules of the SEC are satisfied. Under our Bylaws, proposals of shareholders not intended for inclusion in the proxy statement, but intended to be raised at our regularly scheduled Annual Meeting of Shareholders to be held in 2022, including nominations for election as directors of persons other than nominees of the board of directors, must be received by us not more than the 120 days prior to the 2022 Annual Meeting of Shareholders and no later than the later of (i) the close of business on the 90th day prior to the 2022 Annual Meeting of Shareholders, and (ii) the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting of Shareholders is first made by us. Such proposals must comply with the procedures outlined in our Bylaws, which may be found on our website www.frgi.com or a copy of which is available upon request from the Secretary of the Company, 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254.

We will bear the cost of preparing, assembling, and mailing the form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation and all costs associated with delivering our proxy materials to shareholders. In addition to solicitation of proxies by use of the Internet, telephone, and mail, our directors, officers, and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram, or personal interview.

We will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses, and other custodians, nominees, and fiduciaries for their expenses in connection therewith.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 3, 2021, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO Louis DiPietro, SENIOR VICE PRESIDENT, CHIEF LEGAL AND PEOPLE OFFICER, general counsel AND SECRETARY, FIESTA RESTAURANT GROUP, INC., 7255 Corporate center dr., suite c, miami, florida 33126 OR telephonic REQUEST TO Mr. Dipietro at (305) 671-1257.

Our board of directors does not intend to present, and does not have any reason to believe, that others intend to present, any matter of business at the 2021 Annual Meeting other than those set forth in this proxy statement. However, if other matters properly come before the 2021 Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

WE ENCOURAGE YOU TO AUTHORIZE YOUR PROXY ELECTRONICALLY BY GOING TO THE WEBSITE WWW.PROXYVOTE.COM OR BY CALLING THE TOLL-FREE NUMBER (FOR RESIDENTS OF THE UNITED STATES AND CANADA) LISTED ON YOUR PROXY CARD. PLEASE HAVE YOUR NOTICE OR PROXY CARD IN HAND WHEN GOING ONLINE OR CALLING. IF YOU AUTHORIZE YOUR PROXY ELECTRONICALLY OVER THE INTERNET OR BY CALLING THE TOLL-FREE NUMBER, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. IF YOU CHOOSE TO AUTHORIZE YOUR PROXY BY MAIL, SIMPLY MARK YOUR PROXY CARD, AND THEN DATE, SIGN AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

By order of the Board of Directors,
Louis DiPietro
Senior Vice President, Chief Legal and People Officer, General Counsel & Secretary

7255 Corporate Center Dr.
Suite C
Miami, Florida 33126
March 19, 2021

Appendix A

FIESTA RESTAURANT GROUP, INC.

2021 STOCK INCENTIVE PLAN

Appendix A-1

FIESTA RESTAURANT GROUP, INC.

2021 STOCK INCENTIVE PLAN

1.      ESTABLISHMENT AND PURPOSE.

The Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan (the “Plan”) is established by Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. If the Plan is approved by the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders, the Plan is effective as of April 28, 2021. Awards shall not be granted under the Prior Plan following approval of the Plan by the Company’s stockholders and the grant of Outside Director Stock Awards pursuant to Section 9(c) of the Prior Plan on the date of the Company’s 2021 Annual Meeting of Stockholders. No Award shall be granted hereunder on or after the date 10 years after the Effective Date or such earlier date as of which the Plan is discontinued by the Board as provided herein. The Plan shall terminate on April 28, 2031 or such earlier time as the Board may determine. Certain terms used herein are defined as set forth in Section 12.

2.      ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee of the Board, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Subject to Section 409A of the Code, Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including, subject to the requirements under the Plan, a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)     to select the Eligible Individuals to whom Awards may from time to time be granted, provided that Outside Directors of the Company shall receive Outside Director Awards pursuant to Sections 8 and 9;

(b)    to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)     to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)    to approve forms of agreement for use under the Plan;

(e)     to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)     subject to Sections 11(b) and 11(c), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)    to determine the Fair Market Value; and

(h)    to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

Appendix A-2

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3.      STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 2,000,000 shares less one (1) share of Stock for every one (1) share of Stock granted under the Prior Plan after March 1, 2021. If any shares of Stock subject to any Awards under the Prior Plan are cancelled, forfeited, terminated for any reason or is settled in cash, the shares of Stock that were subject to such Award shall, to the extent cancelled, forfeited, terminated or settled in cash, immediately become available for Awards under this Plan; provided, however, that any shares of Stock subject to any Award under the Prior Plan that are tendered, cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an Award under the Prior Plan shall not be available for Awards granted under this Plan.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, lapses without exercise, canceled or otherwise terminated, any shares of Restricted Stock (as defined in Section 6 and 9) are forfeited, or shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan with respect to, and shall be available for, future grants of Awards provided, however, that any shares of Stock subject to an Award which are tendered, cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan.

With respect to the shares of Stock reserved pursuant to this Section 3, a maximum of 2,000,000 of such shares may be subject to grants of Incentive Stock Options. The maximum number of shares that may be covered by Awards, in the aggregate, to any one Participant during any calendar year shall be 750,000 shares. The maximum value on the date of the grant of Awards that may be granted to any Outside Director during any one fiscal year shall be $300,000. Any Award settled in cash will be based on the Fair Market Value of the shares of Stock subject to such Award.

In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin- off, split-off or other distribution to Company stockholders,

Appendix A-3

other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options, Outside Director Stock Options, and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number and any fractional share resulting from an adjustment or substitution provided for hereunder shall be rounded up to the nearest whole share.

In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option and Outside Director Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 3 to the extent that such adjustment would violate Section 409A of the Code.

4.      STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to associates of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)     Exercise Price.    The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

Appendix A-4

(b)    Option Term.    The term of a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement, provided, however, that no Stock Option shall be exercisable more than 10 years after the date that the Stock Option is granted (or more than five years after the date that the Stock Option is granted in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder).

(c)     Vesting.    A Stock Option shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable option agreement, and unless otherwise provided in the Plan or applicable option agreement, no Stock Option shall become vested earlier than the first anniversary of the date of grant of such Stock Option or later than the seventh anniversary of the date of grant of such Stock Option; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Stock Options; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.

(d)    Exercisability.    Stock Options shall be exercisable to the extent vested; provided that the exercise of a Stock Option shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable option agreement. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine.

(e)     Method of Exercise.    Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if permitted by the Administrator in its sole and absolute discretion, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment may not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)     Termination by Death.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee shall be fully vested upon such death and may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

Appendix A-5

(g)    Termination by Reason of Disability.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee shall be fully vested upon such termination of employment or provision of services and may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)    Termination by Reason of Retirement.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(i)     Involuntary Termination Without Cause.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(j)     Involuntary Termination for Cause.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, all Stock Options held by such Optionee, whether or not then vested and exercisable, shall thereupon terminate.

(k)    Other Termination.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 1 month from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(l)     Exception to Termination.    If employment or provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. Unless expressly determined otherwise by the Administrator, a termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(m)   Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5.      STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator. Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.

Appendix A-6

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)     Stock Appreciation Right Term.    The term of a Stock Appreciation Right shall be determined by the Administrator at the time of grant and set forth in the applicable stock appreciation right agreement, provided, however, that no Stock Appreciation Right shall be exercisable more than 10 years after the date that the Stock Appreciation Right is granted.

(b)    Vesting.    A Stock Appreciation Right shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable stock appreciation right agreement, and unless otherwise provided in the Plan, no Stock Appreciation Right shall become vested earlier than the first anniversary of the date of grant of such Stock Appreciation Right or later than the seventh anniversary of the date of grant of such Stock Appreciation Right; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Stock Appreciation Rights; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.

(c)     Exercisability.    Stock Appreciation Rights shall be exercisable to the extent vested; provided that the exercise of a Stock Appreciation Right shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable stock appreciation rights agreement. If any Stock Appreciation Right is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right.

(d)    Method of Exercise.    Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

(e)     Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, as set forth in the grant agreement, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(f)     Termination by Death.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant shall be fully vested upon such death and may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter.

(g)    Termination by Reason of Disability.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of Disability, any Stock Appreciation Right held by such Participant shall be fully vested upon such termination of employment or provision of services and may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter.

(h)    Termination by Reason of Retirement.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Participant for a period of six months from the date of

Appendix A-7

such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(i)     Involuntary Termination Without Cause.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(j)     Involuntary Termination for Cause.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause, Stock Appreciation Rights held by such Participant, whether or not then vested and exercisable, shall thereupon terminate.

(k)    Other Termination.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of one month from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(l)     Exception to Termination.    If provision of services by the Participant to the Company or an Affiliate ceases as a result of a transfer of such Participant from the Company or an Affiliate, or from an Affiliate to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. Unless expressly determined otherwise by the Administrator, termination of employment or provision of services shall occur for a Participant who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(m)   Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

6.      STOCK AWARDS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as shall be determined by the Administrator and set forth in the applicable award agreement. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company or an Affiliate and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator. A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.” A Stock Award shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable award agreement, and unless otherwise provided in the Plan, no Stock Award shall become vested earlier than the first anniversary of the date of such Stock Award or later than the seventh anniversary of the date of such Stock Award; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. The determination of whether the Participant has continuously remained in the active employment of the Company or an Affiliate shall be made by the Administrator in its discretion. Notwithstanding the foregoing, the Administrator

Appendix A-8

may impose a vesting schedule of less than one year from the date of grant on Stock Awards; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award. Restricted Stock Units shall be evidenced by a book entry in a notional account maintained under the Participant’s name in the Company’s books and records.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)     cash or cash equivalents;

(b)    past services rendered to the Company or any Affiliate; or

(c)     future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

With respect to a Restricted Stock Award, a Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock Award to such Participant and/or cause the forfeiture of any Restricted Stock Award as to which restrictions have not yet lapsed.

Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment and provision of services is terminated (A) by the Company for any reason other than Cause or (B) by reason of the Participant’s death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall become fully vested and non-forfeitable.

Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services is terminated (A) by the Company for Cause or (B) by the Participant for any reason other than death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall be forfeited.

Unless otherwise provided in an award agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding and (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares

7.      PERFORMANCE AWARDS.

(a)     Performance Conditions.    The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions. No Performance Award shall become vested earlier than the first anniversary of the date of grant of such Performance Award; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date.

Appendix A-9

Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant of a Performance Award; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.

(b)    Settlement of Performance Awards; Other Terms.    Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. Any cash-settled Performance Award will be based on the Fair Market Value of the shares of Stock subject to such Performance Award. The Administrator may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. All determinations of the Administrator as to the achievement of the performance goals applicable to a Performance Award subject to this Section 7(b) shall be in writing prior to the payment of the Award.

8.      OUTSIDE DIRECTOR STOCK OPTIONS.

The Company may, in the discretion of the Administrator, grant an Outside Director Stock Option to purchase such number of shares of Stock as shall be determined by the Administrator. Outside Director Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator.

Outside Director Stock Options granted under this Section 8 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)     Exercise Price.    The exercise price per share of Stock purchasable under an Outside Director Stock Option shall be the Fair Market Value per share on the date the Outside Director Stock Option is granted.

(b)    Option Term.    No Outside Director Stock Option shall be exercisable more than seven years after the date that the Outside Director Stock Option is granted.

(c)     Vesting.    Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Option shall become vested and non-forfeitable with respect to one-fifth of the Stock underlying such Outside Director Stock Option on the first anniversary of the date of grant, with an additional one-fifth of the Stock underlying such Outside Director Stock Option becoming vested and non-forfeitable on each of the second, third, fourth and fifth anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, any Outside Director Stock Option that is unvested at the date of termination of the Outside Director’s provision of services shall be forfeited upon such termination. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Outside Director Stock Options; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.

(d)    Exercisability.    Outside Director Stock Options shall be exercisable to the extent vested.

(e)     Method of Exercise.    Outside Director Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Outside Director Stock Option to be purchased.

The option price of any Outside Director Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Outside Director, based on the Fair Market Value of the Stock on the date the Outside Director Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Outside Director to the satisfaction of the Administrator for later delivery to the Company as specified by

Appendix A-10

the Company; (iii) unless otherwise prohibited by law for either the Company or the Outside Director, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Outside Director Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment may not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Outside Director Stock Option for financial reporting purposes.

No shares of Stock shall be issued upon exercise of an Outside Director Stock Option until full payment therefor has been made. Upon exercise of an Outside Director Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Outside Director Stock Option has been exercised, and the Outside Director shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

9.      OUTSIDE DIRECTOR STOCK AWARDS.

The following Outside Director Stock Awards shall be granted pursuant to this Section 9:

(a)     Unless otherwise determined by the Administrator, on the date of the annual meeting of Stockholders of the Company held in 2022, and on the date of each annual meeting of Stockholders of the Company during each Company fiscal year thereafter, each Outside Director of the Company shall be granted a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $75,000 or such other amount or number of shares of Stock as is otherwise determined by the Administrator.

(b)    Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, each individual who is appointed to the Board as an Outside Director after the Effective Date shall be granted, as of the date of such Outside Director’s appointment to the Board, a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $100,000 on the date of grant.

The Stock subject to Outside Director Stock Awards granted under this Section 9 shall vest and become nonforfeitable based on the Outside Director’s provision of services as a Director, and is therefore an award of “Restricted Stock.”

Outside Director Stock Awards may be directly issued under the Plan. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Award granted pursuant to Section 9(b) shall become vested and nonforfeitable as to one-fifth of the shares of Restricted Stock underlying such Outside Director Stock Award on the first anniversary of the date of grant, with an additional one-fifth of the Restricted Stock becoming vested and non-forfeitable on each of the second, third, fourth and fifth anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Award granted pursuant to Section 9(a) shall become vested and nonforfeitable as to one-third of the shares of Restricted Stock underlying such Outside Director Stock Award on the first anniversary of the date of grant, with an additional one-third of the Restricted Stock becoming vested and non-forfeitable on each of the second and third anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, any Outside Director Stock Award that is unvested at the date of termination of the Outside Director’s provision of services shall be forfeited upon such termination. The determination of whether the Participant has continuously remained a Director of the Company shall be made by the Administrator in its discretion. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Outside Director Stock Awards; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.

Appendix A-11

Shares representing an Outside Director Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Outside Director deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

Unless otherwise provided in an award agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding and (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares.

With respect to an Outside Director Stock Award, an Outside Director, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Outside Director Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Outside Director Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by an Outside Director to comply with such rules shall, without limitation, terminate the grant of such Outside Director Stock Award to such Outside Director and/or cause the forfeiture of any Outside Director Stock Award (or any portion thereof) as to which restrictions have not yet lapsed.

10.    CHANGE IN CONTROL PROVISIONS.

(a)     Impact of Event.    Unless otherwise provided in an applicable award agreement, upon the occurrence of a Change in Control of the Company, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the exercise price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable) and (v) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of the Company, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

(b)    Definition of Change in Control.

(i)     For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)    The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)    An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

Appendix A-12

(2)    An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by all of the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

Notwithstanding the foregoing, the following event shall not constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

(B)    Individuals who, as of or immediately following Effective Date, constitute the Board of Directors of the Company (as of the Effective Date, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors on the Board) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(C)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)    Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)    After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(D)    A sale or disposition of all or substantially all of the Company’s assets; or

(E)    The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii)    For purposes of Section 10(b), stock ownership is determined under Section 409A of the Code.

Appendix A-13

(c)     Change in Control Price.    For purposes of the Plan, “Change in Control Price” means the Fair Market Value (which may be the amount of consideration per share of Stock received by the holder of Stock in connection with the Change in Control transaction or, in the case of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer, in each case, as determined by the Administrator in accordance with Section 12(o) hereunder) of a share of Stock on the date of a Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

11.    MISCELLANEOUS.

(a)     Dividends and Dividend Equivalents.    A Participant shall not be entitled to receive cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Stock covered by an Award which has not vested. Notwithstanding the foregoing, the Administrator in its absolute and sole discretion may credit a Participant’s Award with cash or stock dividends, Dividend Equivalents, or cash payments with respect to any unvested Awards, provided that such cash or stock dividends, Dividend Equivalents, or cash payments are held in escrow by the Company (subject to the same restrictions as the Award) until all restrictions on the respective Award have lapsed.

(b)    Amendment.    The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid the violation of Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent.

(c)     Limitation on Repricing.    Unless such action is approved by Company’s shareholders in accordance with applicable law: (i) no outstanding Stock Option or Stock Appreciation Right granted under the Plan may be amended to provide an exercise price that is lower than the then-current exercise price of such outstanding Stock Option or Stock Appreciation Right (other than adjustments to the Exercise Price pursuant to Sections 3 and 10); (ii) the Committee may not cancel any outstanding Stock Option or Stock Appreciation Right when its exercise price is equal to or greater than the Fair Market Value of the underlying share of Stock and grant in substitution therefore new Awards, equity, cash or other property (other than adjustments pursuant to Section 10); (iii) the Committee may not authorize the repurchase of an outstanding Stock Option or Stock Appreciation Right which has an exercise price that is higher than the then-current fair market value of a share of Stock (other than adjustments pursuant to Section 10); (iv) the Committee may not cancel any outstanding Stock Option or Stock Appreciation Right and grant in substitution therefore new Awards as part of a strategy to materially enhance the position of the holder of such Stock Options or Stock Appreciation Rights with respect to their value as of the time of such substitution (other than adjustments pursuant to Section 10), and (v) the Committee may not take any other action that is treated as a repricing under generally accepted accounting principles (other than adjustments pursuant to Sections 3 and 10). A cancellation and exchange or substitution described in clauses (ii) and (iv) of the preceding sentence will be considered a repricing regardless of whether the Stock Option, Stock Award or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant.

Appendix A-14

(d)    Transferability of Awards.    A Participant may not transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Administrator may in its sole and absolute discretion permit the transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Administrator; provided, however, that the Participant will not directly or indirectly receive any payment of value in connection with the transfer of the Award. In such case, such Award shall be exercisable only by the transferee approved of by the Administrator. To the extent that the Administrator permits the transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(e)     Unfunded Status of Plan.    It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(f)     General Provisions.

(i)     Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)   The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)   No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

Appendix A-15

(v)    The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)   Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued (whether by book entry format or physical certificates). Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)  The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section 11(e)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 11(f)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix)   To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)    The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)   If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)  This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

Appendix A-16

(xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)  None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

(xvii)No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

(g)    Clawback.    Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with the Company’s Incentive Compensation Clawback Policy or any similar Company policies that may be adopted and/or modified from time to time (each, a ”Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an award agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable laws or stock exchange listing requirements).

12.    DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)     “Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options, Outside Director Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)    “Award” means a Stock Appreciation Right, Stock Option, Stock Award, Outside Director Stock Option or Outside Director Stock Award.

(c)     “Board” means the Board of Directors of the Company.

(d)    “Board Meeting” means meeting of the Board of Directors of the Company.

(e)     “Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary, (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries, or (iv) the Participant’s substantial disregard in the performance of the Participant’s duties and/or responsibilities with respect to the Company and/or a Subsidiary, which disregard shall continue after notice to the Participant and a reasonable opportunity to cure such behavior. Notwithstanding the foregoing, if the Participant and

Appendix A-17

the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(f)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)    “Commission” means the Securities and Exchange Commission or any successor agency.

(h)    “Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(i)     “Director” means a member of the Company’s Board.

(j)     “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self- inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)    “Dividend Equivalents” means an amount equal to the dividends paid by the Company upon one share of Stock subject to an Award granted to a Participant under the Plan.

(l)     “Effective Date” has the meaning set forth in Section 1 of the Plan.

(m)   “Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(o)    “Fair Market Value” means, as of any given date, the fair market value of the Stock, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ Global Market, its fair market value on such date shall be the reported closing selling price for the Stock on the principal securities exchange or national market system on which the Stock is at such date listed for trading; provided that if there are no sales of Stock on that date, then the reported closing selling price for the Stock on the next preceding date shall be determinative of fair market value; or (ii) if the Stock is listed on the OTC Electronic Bulletin Board, its fair market value on such date shall be the closing selling price on such date for the Stock as reported on the OTC Electronic Bulletin Board; provided that if there are no sales of the Stock on that date, then the reported closing selling price for the Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or, (iii) if the Stock is not traded on the OTC Electronic

Appendix A-18

Bulletin Board, an exchange, or a national market system, or notwithstanding (i) and (ii) above, if a determination of Fair Market Value under (i) or (ii) above would violate the rules under Section 409A of the Code and the regulations thereunder with respect to the determination of fair market value, Fair Market Value of the Stock on such date shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons. In the event of a Change in Control, notwithstanding the foregoing provisions of this Section 12(o), Fair Market Value of the Stock in connection with such Change in Control transaction shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons.

(p)    “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(q)    “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(r)     “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s)     “Optionee” means a person who holds a Stock Option.

(t)     “Outside Director” means a person who is a “non-employee director” of the Company within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder (irrespective of whether Section 16 of the Exchange Act is applicable to the Company or such Director).

(u)    “Outside Director Award” means an Outside Director Stock Option or Outside Director Stock Award.

(v)    “Outside Director Stock Award” means an Award, other than a Stock Option, Stock Appreciation Right, Stock Award or Outside Director Stock Option, made in Stock or denominated in shares of Stock.

(w)    “Outside Director Stock Option” means an Option granted under Section 8.

(x)    “Participant” means a person granted an Award.

(y)    “Performance Award ” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator and shall include Awards as defined in Section 12(b) and cash awards.”.

(z)     “Prior Plan” means the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan.

(aa)   “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(bb)  “Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service including in such calculation all periods of service with the Company.

Appendix A-19

(cc)   “Stock” means the common stock, par value $.01 per share, of the Company.

(dd)  “Stock Appreciation Right” means a right granted under Section 5.

(ee)   “Stock Award” means an Award, other than a Stock Option, Outside Director Stock Option, Stock Appreciation Right or Outside Director Stock Award, which can be made in Stock, cash or denominated in shares of Stock, and shall include Performance Awards.”

(ff)    “Stock Option” means an option granted under Section 4.

(gg)  “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(hh)  “Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the places they are first used.

Appendix A-20

FIESTA RESTAURANT GROUP, INC. ATTN: LOUIS DIPIETRO, SVP, CLPO, GC, SECRETARY 14800 LANDMARK BOULEVARD, SUITE 500 DALLAS, TX 75254 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 27, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FRGI2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 27, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D41874-P50071 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIESTA RESTAURANT GROUP, INC. The Board of Directors recommends you vote FOR the following: 1. To elect the following Directors of Fiesta Restaurant Group, Inc.: Nominees: For Against Abstain 1a. Stacey Rauch 1b. Nicholas Daraviras 1c. Stephen Elker 1d. Nicholas Shepherd 1e. Richard Stockinger 1f. Paul Twohig 1g. Sherrill Kaplan 1h. Andrew Rechtschaffen The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2. To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Of_cers, as described in the Proxy Statement under “Executive Compensation”. 3. To approve the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan. 4. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting _rm of Fiesta Restaurant Group, Inc. for the 2021 _scal year. 5. To consider and act upon such other matters as may properly come before the 2021 Annual Meeting. NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5. lf any other matters properly come before the meeting, the stockholder(s) named in this proxy will vote in their discretion. These items of business are more fully described in the Proxy Statement. Only stockholders of record on March 1, 2021 may vote at the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other _duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D41875-P50071 FIESTA RESTAURANT GROUP, INC. PROXY FOR HOLDERS OF COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) appoint(s) Louis DiPietro and Dirk Montgomery, or either of them, as proxies, each with full power of substitution and revocation, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIESTA RESTAURANT GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on Wednesday, April 28, 2021 exclusively via live webcast at www.virtualshareholdermeeting.com/FRGI2021, and any adjournment or postponement thereof. Only stockholders of record on March 1, 2021 may vote at the meeting of any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. Continued and to be signed on reverse side